As filed with the Securities and Exchange Commission on May 10, 2021

Registration File Nos.  333-237742

811-23563

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒
(Check appropriate box or boxes)

Pre-Effective Amendment No. 4 ☒

Post-Effective Amendment No.

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 4

ZELL CAPITAL

(Exact name of Registrant as specified in charter)

(Address of Principal Executive Offices)

William Zell
Chief Executive Officer
Zell Capital
175 S. Third, Suite 200

Columbus, Ohio 43215

Phone: (888) 484-1944

(Name and address of agent for service)

COPIES TO:

Steven B. Boehm
Payam Siadatpour
Eversheds Sutherland (US) LLP
700 Sixth Street, NW
Washington, DC 20001
(202) 383-0100

Approximate date of proposed public offering: From time-to-time after the effective date of this Registration Statement.

☐ Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒ Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐ Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐ Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐ Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to Section 8(c) of the Securities Act.

If appropriate, check the following box:

☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                    .

☐ This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:                    .

☐ This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☒ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☒ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount to be Registered	Proposed Maximum Offering Price per Share(1)	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee
Common Stock, no par value per share	2,500,000	$20.00	$50,000,000	$6,490

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined by the Registrant in connection with the sale by the Registrant of the securities registered under this Registration Statement.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED May 10, 2021

PROSPECTUS

$50,000,000 Common Shares

Zell Capital

We are a newly-organized Delaware statutory trust that will operate as an internally managed registered closed-end management investment company. As an internally managed company, we are managed by our executive officers under the supervision of our Board of Trustees (the “Board”) and we do not depend on an external investment adviser. We intend to elect to be treated as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

We are offering a new, alternative approach to venture capital fund investing that allows retail investors access to investments in a fund that invests in venture stage companies (i.e., companies that are in an early stage of development), which is an asset class that retail investors typically do not have access to. To invest in traditional venture capital funds, an individual investor must typically qualify as an “accredited investor,” as defined in Rule 501(a) under the Securities Act of 1933, as amended (the “Securities Act”). Because we are an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), we qualify as an accredited investor under the Securities Act and we are thus eligible to make investments in venture stage companies. As such, we intend to provide retail investors (i.e., individual investors that do not qualify as accredited investors under the Securities Act) access to investments in venture stage companies through an investment in us. Further, we intend to pool our investors’ capital to invest in venture stage companies in accordance with our investment objective, as discussed in further detail below. We refer to our business model as an “Access Fund.”

As part of the Access Fund model, investors in us will have access to a closed online community through which they will be able to provide recommendations on potential investments or expertise with respect to a specific investment, subject to any restrictions under federal securities laws. However, we will have full discretion to consider or not consider, and no obligation with respect to, any information provided to us by investors. For more information on the closed online community, see “Investment Strategy.”

Our investment objective is to maximize our portfolio’s long-term total return principally by seeking capital gains on our equity investments and secondarily through ordinary income from debt and debt-like investments in venture stage companies. We will invest principally in equity securities, including common equity and preferred equity, and to a lesser extent in alternative financing strategies, such as convertible debt and preferred shares in connection with revenue sharing agreements, of what we believe to be rapidly growing venture stage companies. Our goal is for our investments to provide returns that are comparatively higher than returns on investments in publicly traded equity securities. Because most of the companies in which we will invest will be private, venture stage companies that are highly speculative and whose securities are illiquid, an investment in our shares involves substantial risk.

We are offering on a continuous basis up to $50,000,000 worth of shares of beneficial interest of our common shares (“Shares”) at an offering price of $20.00 per share (the “Initial Offering Price”) for up to the first eighteen months of the offering or until we have raised $25 million, whichever is sooner (the “Initial Offering Period”). After the Initial Offering Period, our Shares will be offered at net asset value (“NAV”), as determined on a monthly basis by the Board. To the extent our NAV per Share increases above the Initial Offering Price during the Initial Offering Period, we will adjust the offering price to ensure that our Shares are not sold below NAV, as required by the 1940 Act. Additionally, we may adjust the Initial Offering Price to the extent the valuation of our underlying portfolio companies changes significantly during the Initial Offering Period, as described in further detail under “Determination of Net Asset Value.” We do not otherwise expect our Board to adjust the offering price during the Initial Offering Period. The minimum amount of an initial purchase is $1,000. The minimum subsequent purchase amount is $240.

We schedule monthly closings on Account Applications (as defined below) received and accepted by us. Potential investors may submit Account Applications on the Company’s website at any time during the calendar month, but such Account Applications will not become binding on the investor or the Company until after Closing (as defined below). On the last day of the calendar month, applications for that month will be closed. After applications for that month are closed, our Board will determine the Company’s net asset value as of the last calendar day of the month and investors will be given 48-hours to opt into the investment in accordance with the procedures described in the “Plan of Distribution” section in this prospectus. If an investor opts in to the investment within the 48-hour period, funds will be withdrawn from the investor’s bank account (provided in the Account Application) and Shares will be issued (the “Closing”). For more information, see “Plan of Distribution—Purchasing Shares”.

You should consider an investment in us to be a long-term investment and you will likely pay a premium over NAV for your Shares during the Initial Offering Period. Venture stage companies, like the companies we intend to invest in, often require several years to appreciate in value and may not appreciate at all. However, we will incur expenses related to our operations from the outset. Therefore, we expect that our NAV will decrease based on the ratio of operating expenses compared to capital raised, until we begin to realize a return on our investments. As such, if we were to sell our shares at NAV, rather than the Initial Offering Price, during the Initial Offering Period, early investors in us would experience dilution in the value of their shares as our expenses drive down our NAV, as compared to later investors who could take advantage of the lower offering price to avoid expense related to our operations. In contrast, we believe that the fixed Initial Offering Price during the Initial Offering Period will help ensure that all investors during the Initial Offering Period share ratably in the initial offering expenses. Notably, investors will likely pay a premium over NAV when purchasing Shares, which premium may be more significant as our operating expenses drive NAV down during the Initial Offering Period. However, any difference between the $20.00 purchase price and NAV is expected to represent that investor’s proportionate coverage of fund operating expenses retroactive to the launch of the Company. We believe that the fixed Initial Offering Price during the Initial Offering Period, subject to any adjustment to ensure we are not selling our Shares below NAV, is an essential feature of our Access Fund model to ensure that investors are paying their proportionate share of the initial operating costs and to avoid diluting the Shares of early investors.

The offering will continue until the earlier of the issuance of $50 million worth of shares or a liquidity event for the Company. A liquidity event for the Company may include (1) the sale of all or substantially all of the Company’s assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of the Company’s Shares on a national securities exchange or (3) a merger or another transaction approved by the Board in which the shareholders will receive cash or shares of a publicly traded company. However, we do not expect to conduct a liquidity event for the Company for the foreseeable future, if ever. Therefore, you will have limited liquidity, may not be able to sell your shares and may not receive a full return of your invested capital. It is expected that the returns on your investment will take the form of distributions of capital gains and net income, if any, substantially all of which we intend to distribute on an annual basis.

U.S. Bank National Association serves as our administrator (the “Administrator”).

This is our initial public offering of our Shares. We have no history of publicly offering our Shares.

Investing in our Shares involves a high degree of risk. Before buying any shares, you should read the discussion of the material risks of investing in our Shares in “Risk Factors” beginning on page 14 of this prospectus.

●	Our Shares are not currently listed on any securities exchange, and we do not expect a secondary market in the Shares in the foreseeable future, if ever. Therefore, you will have very limited liquidity, may not be able to sell your Shares, and may not receive a full return of your invested capital, regardless of how we perform.

●	If you are able to sell your Shares, you will likely receive less than your purchase price and may not receive a full return of your invested capital, regardless of how we perform.

●	You should consider that you may not have access to the money you invest until we complete a liquidity event, which may not occur at all. This offering will be complete when we have sold the maximum dollar amount of shares offered hereby, or earlier in the event we determine in our sole discretion to cease offering additional shares for sale to investors. The completion of a liquidity event is in the sole discretion of our Board, and depending upon the event, may require shareholder approval, and there is no assurance that we will complete a liquidity event within our proposed timeframe or at all. An investment in our shares is not suitable for investors that require short-term liquidity. See “Offering—Liquidity.”

●	Because you will likely be unable to sell your shares, you will be unable to reduce your exposure on any market downturn.

●	We will invest primarily in private, venture stage companies that are highly speculative and involve substantial risk, including risk associated with valuation of our securities, transfer restrictions limiting our ability to buy and sell investments and a high rate of failure.

●	Because we will generally invest in equity and equity-related securities, we do not expect regular liquidity events (e.g., events that would lead to returns to our shareholders) in the near term.

●	You may not receive distributions or our distributions may not grow over time, particularly since we invest primarily in securities that do not produce current income.

●	The Company is not appropriate for investors who cannot bear the risk of loss of all or part of their investment or who may need to liquidate all or part of their investment in a short time frame.

●	An investment in the Company is not a complete investment program and, given the nature of the Company’s investments, is not intended to be a significant portion of the investor’s portfolio; rather, the Company should represent only that portion of the investor’s portfolio that is allocated to high-risk investments.

●	The Company’s holdings may require several years to appreciate, and there is no assurance that such appreciation will occur.

●	Investors will likely pay a premium over NAV for their Shares during the Initial Offering Period if our NAV declines below the Initial Offering Price during the Initial Offering Period.

This prospectus contains important information about us that a prospective investor should know before investing in our Shares. Please read this prospectus before investing and keep it for future reference. This prospectus, any accompanying prospectus supplement, and other materials containing additional information about us have been filed with the SEC. You may request a free copy of this prospectus and any accompanying prospectus supplement, or any other information filed with the SEC, by calling 1 (800) SEC-0330 (toll-free) or by electronic mail at publicinfo@sec.gov. We file annual and semi-annual stockholder reports and other information with the SEC. To obtain this information electronically, please visit our website (http://zellcapital.com) or call (888) 484-1944. You may also call this number to request additional information or to make other inquiries pertaining to us. You may also obtain a copy of any information regarding us filed with the SEC from the SEC’s website (www.sec.gov).Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total Maximum
Public Offering Price	$20.00	$50,000,000
Sales Load	$--	$--
Net Proceeds (Before Expenses)	$20.00	$50,000,000

The date of this prospectus is            , 2021.

i

IMPORTANT NOTICE REGARDING ELECTRONIC DELIVERY

Beginning in January 2021, as permitted by regulations adopted by the SEC, paper copies of shareholder reports for the Company will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Company’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. For shareholder reports and other communications from the Company issued prior to May 2021, you may elect to receive such reports and other communications electronically. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to receive materials electronically. This information is available free of charge by contacting us by mail at 175 S. Third, Suite 200, Columbus, Ohio 43215, by telephone at (888) 484-1944 or on our website at http://zellcapital.com.

You may elect to receive all future reports in paper, free of charge. If you own shares of the Company through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports after May 2021. This information is available free of charge by contacting us by mail at 175 S. Third, Suite 200, Columbus, Ohio 43215, by telephone at (888) 484-1944 or on our website at http://zellcapital.com. If you make such an election through your financial intermediary, your election to receive reports in paper may apply to all funds held through your financial intermediary.

ii

SUMMARY

This summary, including the Risk Factors summary below, highlights some of the information in this prospectus. This summary is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under the captions “Risk Factors” beginning on page 14 and the other information included in this prospectus.

Except where the context suggests otherwise, the terms “we,” “us,” “our,” and the “Company” refer to Zell Capital.

The Company

We are a newly-organized Delaware statutory trust that will operate as an internally managed registered closed-end management investment company. We intend to elect to be treated as a regulated investment company for United States (“U.S.”) federal income tax purposes. See “Certain U.S. Federal Income Tax Considerations.”

As an internally managed company, we are managed by our executive officers under the supervision of our Board and we do not depend on an external investment adviser. Because we are internally managed, we do not pay any external investment advisory fees, but instead directly incur the operating costs associated with employing investment and portfolio management professionals. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to publicly traded and privately held investment funds that are externally managed.

The founder of the Company is William Zell, who serves as our Chief Executive Officer and Chair of our Board. Mr. Zell is primarily responsible for our overall investment strategies and portfolio management. Mr. Zell has significant experience in technology-based start-ups, and is the founder of LFH Properties & Investments, LLC, a real-estate investment company, as well as the co-founder of three technology companies, Huddlewoo, ConnectToHome, and Nikola Labs.

Plan of Distribution

We are offering on a continuous basis up to $50,000,000 worth of Shares at the Initial Offering Price during the Initial Offering Period. After the Initial Offering Period, our Shares will be offered at NAV, as determined on a monthly basis by the Board. To the extent our NAV per Share increases above the Initial Offering Price during the Initial Offering Period, we will adjust the offering price to ensure that our Shares are not sold below NAV, as required by the 1940 Act.

Our Shares will be distributed directly from our website http://zellcapital.com. Shares will not be offered on an exchange. We intend to conduct monthly closings of the sale of our Shares as follows:

1.	Potential investors may submit an Account Application (as later defined) on the Company’s website at any time during the calendar month, but such applications will not become binding on the investor or the Company until the Closing (as defined below).

2.	On the last day of the calendar month, applications for that month will be closed.

3.	After applications for that month are closed, our Board will determine the Company’s net asset value as of the last calendar day of the month and post the Company’s then-current net asset value prominently on the Company’s website along with the Initial Offering Price (in each case, the monthly net asset value will be determined no more than five calendar days after the last day of the calendar month). The net asset value per share for a particular month will be determined as of the last calendar day of the month the application for Shares was received (and will be applicable to all requests to purchase shares received at or before the close of trading on the New York Stock Exchange on the last business day of that month).

4.	After the Board has determined the Company’s NAV for the prior month, each investor who submitted an Account Application during that month will receive an email notification (at the email included in their Account Application) prominently displaying the Company’s then-current NAV and the Initial Offering Price and will be given 48-hours to affirmatively opt in to the investment (either by email or telephone call to the transfer agent, in accordance with the instructions provided in the email).

5.	To the extent investors do not respond (e.g., opting in to the investment), the Company may follow-up with that investor via phone or email.

6.	If an investor opts into the investment within the 48-hour period, funds will be withdrawn from such investor’s bank account (provided in the Account Application) and shares will be issued (the “Closing”). Funds will not be withdrawn from a prospective investor’s bank account unless the investor affirmatively opts in to the investment in accordance with the procedures described above.

For more information, “Plan of Distribution.”

Summary Risk Factors

The value of our assets will fluctuate. Our investments are highly speculative, and you may lose all or part of your investment in us. Investing in us involves other risks, including the following:

Risks Related to Our Investments

●	Our investments in what we believe to be rapidly growing venture-capital-backed emerging companies may be extremely risky and we could lose all or part of our investments.

●	Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

●	Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

●	We plan to focus a significant portion of our investing in technology companies, which may cause the value of our interests to be susceptible to factors affecting the technology industry and therefore subject to greater risk than an investment in a fund that invests in a broader range of industries.

●	The marketplace for venture capital investing has become increasingly competitive, making it difficult for us to locate an adequate number of attractive investment opportunities.

●	The lack of liquidity in, and potentially extended holding period of, our many investments may adversely affect our business and will delay any distributions of gains, if any.

●	We do not expect regular realization events to occur with respect to the Company’s investments.

●	Because venture stage companies rely on subsequent investors who often require additional incentives (i.e., incentives over and above those offered to current investors) to invest in the company’s securities, venture capital backed companies often issue additional classes of preferred shares at each additional funding round which may dilute the rights of common shareholders and the holders of earlier classes of preferred shares.

●	Investors will likely pay a premium over NAV for their Shares during the Initial Offering Period if our NAV declines below $20 per share during the Initial Offering Period.

●	You may not receive distributions or our distributions may not grow over time, particularly since we invest primarily in securities that do not produce current income.

Risks Related to our Business Structure

●	We are a newly-formed Delaware statutory trust with no operating history.

●	We have not identified any specific investments that we intend to make with the proceeds from this offering. As a result, this may be deemed to be a “blind pool” offering and you will not have the opportunity to evaluate historical data or assess any investments prior to purchasing our Shares.

●	We are dependent upon our key investment personnel for our future success.

●	We will likely experience fluctuations in our quarterly results and we may be unable to replicate past investment opportunities or make the types of investments we have made to date in future periods.

●	Due to transfer restrictions and the illiquid nature of our investments, we may not be able to purchase or sell our investments when we wish to do so.

●	There are significant potential risks associated with investing in venture stage companies (as defined below) with complex capital structures, including limited financial resources (which could make it difficult to meet existing debt obligations), limited operating histories, limited publicly available information for potential investors in private venture stage companies, dependence on management and talent efforts of a small group of people and the increased likelihood of unexpected problems in areas of product development, manufacturing, marketing, financial and general management.

●	Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that are costly and could adversely affect our business and financial results.

●	We operate in a highly competitive market for direct equity investment opportunities.

●	Our business and operation could be substantially negatively affected if we become subject to any securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our share price.

●	In any year in which we intend to be treated as a RIC, we may be forced to dispose of investments at times when we would not otherwise do so or raise additional capital at times when we would not otherwise do so, in each case in order to qualify for the special tax treatment accorded to RICs.

●	Our Shares will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, you will have very limited liquidity, may not be able to sell your shares, and may not receive a full return of your invested capital.

Risks Related to Economic Conditions

●	Events outside of our control, including public health crises, could negatively affect our portfolio companies and our results of our operations.

●	Global economic, regulatory and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

●	We are currently operating in a period of capital markets disruption and economic uncertainty.

See “Risk Factors” beginning on page 14 and the other information included in this prospectus for additional discussion of factors you should carefully consider before deciding to invest in our securities.

Investment Opportunity

Entrepreneurs must have access to capital to fund the creation and growth of their businesses until they are able to achieve self-sustainability. Often times such entrepreneurs –e.g., entrepreneurs in technology-based businesses—do not qualify for traditional financing that comes from institutions such as banks. Our target investments are in companies that we believe to be growing but are in an early stage of development, which is known as the “venture” stage, and the capital provided to them as “venture capital.” At this stage, companies typically are start-up companies and small businesses that we believe have exceptional growth potential, or that have already experienced rapid growth, and that we believe have the potential to continue to expand.

Historically, venture capital investments have come from “angel investors” (private, wealthy individuals who directly invest into a start-up company) or from venture capital firms where wealthy individuals and institutions pool capital into a professionally managed fund that diversifies invested capital across a portfolio of companies. Most often, venture capital firms are private companies and investments in the venture capital firm is limited to “accredited investors.” Under the Securities Act, to qualify as an “accredited investor,” a natural person must have income exceeding $200,000 in each of the two most recent years (or joint income with their spouse exceeding $300,000 for each of the two most recent years) or who has an individual net worth (or joint net worth) that exceeds $1 million at the time of the purchase (excluding the value of the natural person’s primary residence). Additionally, an individual may qualify as an accredited investor if they hold certain professional certifications or meet other professional criteria. For an entity to qualify as an “accredited investor,” it must have total assets in excess of $5 million, subject to certain other requirements. Finally, a “qualified institutional buyer” or “QIB” may qualify for investments in a venture capital firm.

We offer a new, alternative approach to traditional venture capital fund investing to allow individual investors who do not meet the net worth or income thresholds necessary to qualify as an “accredited investor” access to investments in a fund that invests in venture capital. Because an investment company registered under the 1940 Act qualifies as an accredited investor under the Securities Act, we are eligible to make investments in venture stage companies. However, individuals are not required to qualify as accredited investors or QIBs to invest in us. Therefore, we will provide retail investors access to investments in venture stage companies by pooling their investments in the Company and using this capital to invest in venture capital, an opportunity and asset class to which these individuals typically would not have access to. We refer to our business structure as an “Access Fund” model.

Because the Company is a registered investment company, it itself is considered an accredited investor, and thus eligible to make a venture capital stage investment. Because an investment in the Company does not require the individual to be an accredited investor, we refer to ourselves, and this new type of fund, as an “Access Fund.” Being an Access Fund, we grant retail investors access to investments in venture-stage companies by pooling their investments in a fund and using it as venture capital, an opportunity and asset class to which they typically would not have access to.

In addition, historically, venture capital investing has been largely concentrated in certain regions of the country, specifically California, New York and Massachusetts. According to a report published by Pitchbook and NVCA, capital for venture stage companies continues to be consolidated in the main tech hubs (e.g., California, New York, Boston) despite a record year for venture capital fundraising.1 However, many other regions of the country (such as the mid-west region) have experienced an increase in technology start-up activity and venture capital investment, and we believe there are fewer providers of capital for such venture stage companies located in these regions. As such, we believe there is an attractive opportunity to invest in venture stage companies in regions of the country that traditional venture capital firms have not historically focused their investments.

[1]	Venture Monitor, Pitchbook & NVCA (2020), https://nvca.org/wp-content/uploads/2021/01/Q4_2020_PitchBook_NVCA_Venture_Monitor.pdf.

Investment Strategy

Our investment objective is to maximize our portfolio’s long-term total return. We will seek to achieve our investment objective principally by seeking capital gains on our equity investments, typically in the form of common stock, and secondarily through ordinary income from debt and debt-like investments (e.g., convertible debt and preferred shares in connection with revenue sharing agreements). Specifically, we expect to invest approximately 70-80% of our portfolio in equity investments and 20-30% of our portfolio in debt and debt-like instruments; however, the balance of our portfolio may change over time based on a number of factors including, but not limited to, return opportunity, deal flow and other factors. We invest primarily in what we believe to be rapidly growing venture stage companies, either through direct investments or through private secondary transactions (i.e., purchases made from persons other than the issuer itself).

We are a “non-diversified” closed-end management investment company, and may hold a narrower range of investments than a diversified funds under the 1940 Act. There will be no limits on the amount of our investments in a particular portfolio company, except to the extent necessary to maintain our status as a RIC for tax purposes, which generally prevents us from investing more than 25% of the value of our assets in the securities of one issuer. For more information, see “Certain U.S. Federal Income Tax Considerations.”

Our investment strategy is based on the “first principle of value,” which refers to the general goal of venture stage companies to create a new space in a developing market by creating a new value transaction that displaces the status quo with a novel solution. This goal is often difficult to accomplish, which is why investments in such venture stage companies often involve high levels of risk.

Our target investment is twenty-five portfolio companies, each representing 3% to 7% of our expected total portfolio size, but there is no guarantee that we will have that number of portfolio companies and we may have more or fewer. Our investment strategy focuses on venture capital investments, which includes companies that are in the pre-revenue stage (or seed stage) up to companies that are in the early growth-stage. A “pre-revenue” stage company is a company that has not generated revenue off the products or services it will deliver to market. We do not currently intend to invest substantially in “pre-revenue” stage companies, but we may choose to invest in such companies in certain instances where it provides an attractive investment opportunity. An “early stage” growth company is a company that is close to or has recently delivered a product or service to market. We intend to focus our investment strategy on investing in such growth stage companies. Our investment strategy is opportunistic across industries and sectors, but we expect to focus 25% or more of our total investments in the technology sector. We will primarily invest in equity capital but may invest in other types of securities on a case-by-case basis, including convertible notes and revenue sharing agreements. Our portfolio investments will be disclosed in the annual, semi-annual and monthly reports we are required to file with the SEC.

Our investment strategy is built on a thorough due diligence process. We expect to source investment opportunities from a broad range of sources, but all investment opportunities will be filtered through our due diligence process. The process includes:

●	Investment Opportunity Sourcing – We will actively pursue investment opportunities through our network of relationships in the venture capital industry, including other venture capital focused investors, banking and finance relationships, organizations that support entrepreneurs, and direct from entrepreneurs, as well as through our own research. A potential portfolio company that wants to be considered for an investment by us must submit an intake form (available on our website).

●	Initial Filtering – After a potential portfolio company submits an intake form on our website, the investment team will review the intake forms and filter out any submissions that do not fit our investment objective or criteria. We expect that 80% of opportunities will be filtered out at this stage.

●	Due Diligence Review – Those intake forms that our investment team identifies as potentially meeting our investment objective and criteria will undergo a thorough due diligence review, as follows:

o

Initial Review – First, the investment team will complete an initial review of the materials submitted by a potential portfolio company and conduct high level research to gather background information on the company that is publicly available, if any (e.g., company’s management, company’s business model, milestones the company has achieved to date, milestones expected to be achieved in the future, capital raised to date and additional information to assist us in our review of the potential investment).

o	Initial Conversation – Next, we will reach out to potential portfolio companies that, based on the initial review, meet our investment criteria to set up an initial discussion with the potential portfolio company’s management team. During the initial discussion, we will have the opportunity to learn more about the background of the potential portfolio company and its management team. Specifically, we will focus this discussion on three critical areas (1) the market in which the company operates (specifically, the problem that exists in the market that the company is trying to address through innovation); (2) the product and (3) the management team (e.g., background, qualifications).

o	Due Diligence Checklist – Concurrent with the initial conversation stage of due diligence, we will also begin gathering critical documents and data we will require for our due diligence review including, but not limited to, marketing materials, formation documents, financial data, shareholder agreements, director information, management information, financial model and budget, intellectual property schedule, material customer contracts and purchase orders, employee stock option plans, management compensation plans, insurance policies, real estate contracts and other key agreements.

o

Formal Diligence – During the formal diligence stage, our investment team will conduct an in-depth analysis of the potential portfolio company guided by its investment strategy, which is based on the “first principle of value.” During the formal diligence stage, we will focus on three aspects of the “first principle of value”: (1) market opportunity, (2) the new value of the proposed product as compared to products that are currently available in the market and (3) the process it would take for a customer using a currently available solution to convert to using the product/solution of the venture stage company, or what we call “overcoming the pain of change to displace the status quo”. This third prong is often where venture stage companies fail. A company may have a superior product/service, but the improvement is not significant enough to cause customers to leave the status quo in favor of their new product/solution. To understand the status quo of the market and the viability of the product/solution of the venture stage company, we will rely on outside relationships with individuals who have expertise in the relevant market or technology. For example, we may rely on a member of our investor community (as described in “—Leveraging the Fund Network” below) who has expertise in the technology a potential portfolio company is proposing. As discussed in further detail in “Leveraging the Fund Network,” we will have policies and procedures in place ensure that any investor whose expertise is relied upon in the diligence process enters into nondisclosure and standstill agreements if such investor becomes aware of non-public information relating to the potential investment, such that they would not be able to use such non-public information for their personal benefit.

During the formal diligence stage, we will also engage in a review of the potential portfolio company’s business model to understand the potential return on our investment. Because many venture stage investments that we may make will be generating little to no revenue, any financial projections provided will likely be an unreliable tool to derive a valuation of the company using traditional methods such as Discounted Cash Flow modeling. However, the financial projections are an important part of the due diligence process as they allow us to understand how the potential portfolio company’s management is developing the business model to generate significant revenue growth and ultimately a profitable business model. During the due diligence process, our Chief Financial Officer will conduct an analysis of the prospective investment to model expected returns for the investment.

●	Deal Terms – After the formal due diligence process has concluded, and once we determine that a company is an appropriate investment based on our investment objective and criteria, we will begin negotiations with the potential portfolio company. This process may differ depending on the stage of funding of the prospective portfolio company. For example, if we are a lead investor in the potential portfolio company (typically the first institutional investor in the portfolio company), we will engage in negotiations with the potential portfolio company to determine the terms of the potential investment, which negotiations will be guided by a variety of considerations, including the type of investment (i.e., equity, debt) and market comparisons of other early stage companies in the same or similar markets. Alternatively, if the potential portfolio company has already secured a lead investor for the round of funding,[2] the lead investor has likely already set the terms of the investment for subsequent investors and we will need to determine whether such terms are appropriate in light of our investment objective and criteria.

●	Types of Financing – Our investment objective is to maximize our portfolio’s long-term total return. We will use a number of financing methods to achieve this objective, including but not limited to:

o	Equity – Cash investment to purchase partial ownership in a company. We may invest in either common or preferred shares.

o	Debt Instruments – Loans to companies at fixed or variable interest rates.

o	Convertible Instruments – Instruments that begin as a debt or option agreement with the intent of converting to equity in the future. These are typically some of the earliest investments in a company.

o	Revenue Sharing Agreements – Investments into a company where our return is a portion of the monthly revenues generated by the company.

Our investment strategy is opportunistic across industries and sectors, but we expect to invest 25% or more of our total assets in the technology sector. We will focus on entrepreneurs and teams that are creating innovation in their market that we believe have high growth potential and long-term, sustainable advantage in the marketplace. Specifically, we are looking for:

●	World Class Entrepreneurs – We will invest in entrepreneurs whom we believe have a unique view of the market they are pursuing and have demonstrated a capability to succeed in building a thriving enterprise.

●	Innovation in Technology and Business Models – New technologies continually revolutionize industries, often accompanied by innovation in business models, such as shifting from one-time transactions to subscription pricing models. Our focus will be to find new businesses that are delivering innovation in their market during at a time where there is a need and opportunity for such innovation to enable high growth.

●	Large Market Opportunities – We are looking for businesses that have the potential to generate tens to hundreds of millions in annual revenue by becoming a dominant industry participant in an industry that has the potential to generate such levels of revenue (typically industries that near or exceed $1 billion in annual revenue).

[2]	Venture stage companies traditionally raise capital from investors in an organized “funding round”. This is where a target amount of capital is raised at one time in order to provide the company with resources to pursue its business plan. Venture funding rounds traditionally are named in the following manner – Seed Round, Series A, Series B, Series C, and so on. A venture backed company will stop raising capital when the business is generating enough cash flow in order to sustain the growth objectives of the company.

Once we have made an investment, our goal is to support the company as much as we can. We believe that part of our Access Fund model should include providing value to benefit our portfolio companies, which we explain in more detail below. Our mission is to provide support to our portfolio companies, with specific focus on:

●	Product/Market Fit – Achieving product/market fit involves delivering product that is serving a need in a market, evident through customer growth and revenue. Especially for technology-based start-ups, there is often a long time period from developing the business idea to achieving product/market fit.

●

Leveraging Our Fund Network – Distinctive to our Access Fund structure will be the potential for our investors to provide value to our portfolio companies through participation in a closed online community. Our goal is to leverage our investor network to provide value to our portfolio companies, in compliance with federal securities laws. For example, our investors could provide value to the portfolio companies by promoting a product launch through social media channels, providing product feedback, recommending a product to a potential customer, or a number of other activities.

The investor network will operate as follows: We will maintain a closed online community, which we will operate through a third-party, passive platform, and invite all new investors to join. To the extent the closed online community has not been formed at the time the Company accepts investments, all existing investors at the time the closed online community is formed will also be invited to join. Once an investor has joined the community, the investor will be notified when particular knowledge or expertise is required in connection with a prospective or existing investment. For example, a request might seek input on a particular technology or process, or with respect to a particular market, or the request could seek introductions to potential manufacturing or marketing partners or other similar assistance. We believe the Access Fund Model will attract investors in the Company with an interest in sharing their relevant expertise with our portfolio companies. There is no guarantee that we will attract such investors or that the assistance they provide to portfolio companies will ultimately result in an increase in the value of our investment in such companies. However, we invite all prospective investors to contact us to the extent they have relevant expertise to see how, if at all, they might be able to assist our portfolio companies. Any information disseminated to the investment community and any advice provided by an investor to a portfolio company will be done in compliance with federal securities laws, and we will have policies and procedures in place to monitor and detect any potential federal securities laws violations.

●	Founder Support – We invest in companies in which we believe in the founder(s) and the management teams and we intend to provide support for the founder(s) and teams to pursue their vision and create success.

Competitive Advantages

We believe that we benefit from the following competitive advantages in executing our investment strategy:

●	Geographic Diversity: Venture stage companies are emerging in cities and regions across the country. While venture capital investing is highly concentrated in California, New York and Massachusetts, many other large US cities are experiencing a surge in venture capital opportunities. For example, Columbus, Ohio, where we are headquartered, is home to several high growth venture stage companies and a growing universe of venture capital investors. We believe providing capital to venture stage companies in regions that have typically had less access to venture capital investing will provide an opportunity to invest in high quality venture stage companies that provide attractive investment opportunities. In addition, we may invest in areas where venture capital investing has been highly concentrated (e.g., California, New York, Massachusetts) as attractive investment opportunities arise.

●	Access Fund Investor Network: As noted above, there is potential for our investors to provide value to the venture stage companies we invest in. For instance, all venture stage companies need help gaining new customers, and we believe that our network of investors will be broad and diverse, with connections that would benefit our portfolio companies in increasing their market share. The value of this network promotion has been observed in crowdfunding campaigns and can be a significant value to venture stage companies. We intend to monitor and expand the ways our investors provide value to our portfolio companies, in compliance with federal securities laws.

●	Founder Friendly: Traditional venture stage companies rely on subsequent investors who often require incentives over and above those offered to early investors to invest in the portfolio company’s securities. As a result, venture stage companies often issue additional classes of preferred shares at each additional funding round, which may dilute the rights of common shareholders and the holders of earlier classes of preferred shares. Under our business model, it is not a prerequisite that we seek those types of rights, but will rather assess each investment opportunity on a case-by-case basis, which we believe makes our investing in a particular portfolio company more attractive to the founders than investments by typical venture capital firms.

●	Multiple Investment Options: Successful venture stage companies that have the potential to experience high growth are often overlooked by traditional venture capital firms because they do not have the growth potential to achieve necessary fund returns using an equity-only strategy, which is the investment strategy most commonly used by traditional venture capital firms. Because we intend to invest in alternative forms such as revenue sharing agreements, in addition to equity investments, we will be able to provide funding to businesses that we believe can provide strong returns to us over shorter holding periods as compared to equity investments. For example, an equity investment in a venture stage company may have an investment holding period of up to 10 years. In contrast, debt and debt-like investments in venture stage companies (e.g., convertible debt and preferred shares in connection with revenue sharing agreements) typically have investment periods of 2-4 years.

Operating and Regulatory Structure

We are a newly-organized Delaware statutory trust that will operate as an internally managed registered closed-end management investment company. As an internally managed company, we are managed by our executive officers under the supervision of our Board and we do not depend on an external investment adviser. Our investment objective is to maximize our portfolio’s long-term total return, principally by seeking capital gains on our equity investments and secondarily through ordinary income from debt and debt-like investments. We will invest principally in equity securities, including common equity and preferred equity, and to a lesser extent in alternative financing strategies such as convertible debt and preferred shares in connection with revenue sharing agreements, of what we believe to be rapidly growing venture stage companies.

As a registered closed-end investment company, we are subject to regulation under the 1940 Act. See “Regulation.” In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. See “Certain U.S. Federal Income Tax Considerations.”

Our investment activities will be managed by our Chief Executive Officer, William Zell, as well as the Company’s Chief Financial Officer, and we may add additional investment personnel as our portfolio expands. Our overall operations will be overseen by our Board. We have also entered into an administration agreement with U.S. Bank National Association (the “Administration Agreement”) under which we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including furnishing us with clerical, bookkeeping and record keeping services, as well as providing us with other administrative services. See “Administration Agreement.”

Our Corporate Information

Our principal office is located at 175 S. Third, Suite 200, Columbus, Ohio 43215, and our telephone number is (888) 484-1944.

OFFERING

We are offering up to $50,000,000 of our Shares in a continuous offering. Our securities may be offered directly to one or more purchasers, or through broker-dealers that may be designated by us. See “Plan of Distribution.” We may not sell our securities through agents, underwriters or dealers without delivery of this prospectus and, if applicable, any amendment to our registration statement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding offerings of our securities:

Use of Proceeds

We plan to invest the net proceeds from the sale of our securities pursuant to this prospectus in portfolio companies in accordance with our investment objective and the strategies described in this prospectus and/or for general working capital purposes. We may also pay operating expenses, including administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of any offering conducted pursuant to this prospectus.

We currently anticipate being able to invest proceeds from the sale of our Shares within three months of each monthly closing subject to the availability of appropriate investment opportunities consistent with the Company’s investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace. It may take more than three months to invest all of the net proceeds of the offering of our securities, in part because investments in venture stage companies often require substantial research and due diligence. Proceeds that are not invested within three months of the monthly closing will be invested in a money market account or similar short-term, interest bearing instruments. For more information, see “Use of Proceeds.”

Distributions	The timing and amount of our distributions, if any, will be determined by our Board. Any distributions to our shareholders will be declared out of assets legally available for distribution. As we focus on making primarily capital gains-based investments in equity securities, we do not anticipate that we will pay distributions on a quarterly basis or become a predictable distributor of distributions. We intend to distribute substantially all of our capital gains and net income on an annual basis. The specific tax characteristics of our distributions will be reported to shareholders after the end of each calendar year.

Taxation	We intend to elect to qualify as a RIC for U.S. federal income tax purposes. As a RIC, we generally will not be subject to U.S. federal income tax on our net taxable income that is distributed to shareholders. To qualify as a RIC we must derive at least 90% of our annual gross income from certain sources, meet certain asset diversification requirements and distribute to shareholders at least 90% of our net taxable income (which includes, among other items, interest, distributions, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gains). See “Certain U.S. Federal Income Tax Considerations.”

Borrowings	Although we do not currently expect to borrow money, if we do borrow, we would be exposed to the risks of borrowing, which may be considered a speculative investment technique. Borrowing magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. In addition, the costs associated with our borrowings will be borne by our security holders. Under the 1940 Act, we are only permitted to incur additional indebtedness to the extent our asset coverage, as defined under the 1940 Act, is at least 300% for debt and at least 200% after issuing any preferred shares immediately after each such borrowing. See “Regulation.”

Distribution Reinvestment Plan	We have adopted an “opt out” distribution reinvestment plan. If your Shares are registered in your own name, your distributions will automatically be reinvested under our distribution reinvestment plan in additional whole and fractional Shares, unless you “opt out” of our distribution reinvestment plan so as to receive cash distributions by delivering a written notice to our distribution paying agent. If your Shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our distribution reinvestment plan. Shareholders who receive distributions in the form of Shares will be subject to the same federal, state and local tax consequences as shareholders who elect to receive their distributions in cash. See “Distribution Reinvestment Plan.”

Certain Anti-Takeover Measures	Our declaration of trust (the “Declaration of Trust”), as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our securities the opportunity to realize a premium over the offering price for our securities. See “Description of Our Securities.”

Risk Factors	Investing in our securities involves a high degree of risk. You should consider carefully the information found under the heading “Risk Factors” beginning on page 14. We invest in what we believe to be rapidly growing venture stage companies. These activities may involve a high degree of business and financial risk. We are also subject to risks associated with access to additional capital, fluctuating quarterly results and variation in the valuation of our portfolio.

Liquidity of Portfolio Investments	We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Realization events for the Company’s investments may include an initial public offering, a new round of financing, a private sale of our equity interest to a third party, a merger or an acquisition of the portfolio company or a purchase of our equity position by the portfolio company or one of its shareholders. At such a time when the Company’s investment in a portfolio company has a realization event, the Company will distribute gains to investors consistent with applicable federal income tax requirements. For more information, see “Certain U.S. Federal Income Tax Considerations.”

Liquidity Event for the Company

We do not expect regular liquidity events, if any, to occur in the near term or at all. A liquidity event for the Company could include (1) the sale of all or substantially all of our assets either on a complete portfolio basis or individually followed by a liquidation, (2) a listing of our Shares on a national securities exchange or (3) a merger or another transaction approved by our Board in which our shareholders will receive cash or shares of a publicly traded company.

Investors in the Company should consider their principal investment as a long-term investment. Our goal is long-term appreciation of the investor’s principal investment, and liquidity of an investor’s principal investment will only be provided in connection with a liquidity event for the Company.

Shareholder Liquidity

The Company has no present intention to offer liquidity to shareholders other than in the form of distributions from investments. To the extent the Company decides to conduct a subsequent offering, the Company may offer to repurchase a portion of its Shares on a limited basis from shareholders. However, there can be no assurance that the Company will decide to offer to repurchase Shares in the near term, if at all.

Term

The Company is conducting a continuous offering of its Shares and may conduct subsequent offerings thereafter. The Company will have an indefinite term that will continue until the Board determines it is in the best interest of the Company and its shareholder to conduct a liquidity event for shareholders. However, the Company currently has no intention of conducting a liquidity event for shareholders in the near-term, if ever.

Available Information

We are subject to regulation under the 1940 Act, and we will be required to file periodic reports, any proxy statements and other information with the SEC. This information will be available on the SEC’s website at http://www.sec.gov.

We maintain a website at http://zellcapital.com and will make all of our annual, semi-annual, and quarterly reports, and proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus or any future prospectus supplement and should not be relied upon as such. You may also obtain such information free of charge by contacting us in writing at 175 S. Third, Suite 200, Columbus, Ohio 43215, Attention: Investor Relations.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in our Shares will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “the Company,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in the Company, however, your responsibility for such fees or expenses is limited to your investment in the Company. The fee table and example below include all fees and expenses of our consolidated subsidiaries.

Shareholder transaction expenses:
Sales load (as a percentage of offering price)(1)	--%
Distribution reinvestment plan expenses	--	%(2)
Total shareholder transaction expenses	--%
Estimated annual expenses (as a percentage of net assets attributable to Shares):
Interest payments on borrowed funds	--	%(3)
Other expenses
Deferred Offering Costs(6)	1.42%
Marketing Expenses	2.83%
Facilities and Personnel Expenses	1.26%
Third-Party Service Provider Expenses	2.72%
Total Other Expenses	8.23	%(4)
Total annual expenses	8.23	%(5)

(1)	None.

(2)	There are no expenses associated with our distribution reinvestment plan.

(3)	Assumes we have not borrowed funds. We do not currently anticipate incurring indebtedness within the first twelve months of the offering, or paying any interest, during the twelve months following completion of this offering. We also do not currently anticipate issuing any preferred shares. The future issuance of debt securities will be made at the discretion of management and our Board after evaluating the investment opportunities and economic situation of the Company and the market as a whole.

(4)	“Other expenses” are estimated for the current fiscal year and includes our estimated overhead expenses (e.g., marketing, payroll, payroll taxes, benefits, consulting expenses, meals and entertainment, office supplies, software subscriptions, travel), all general and administrative expenses and operating expenses.

(5)	Total annual expenses are presented as a percentage of net assets attributable to shareholders, because the holders of our Shares (and not the holders of our debt securities or preferred shares, if any) bear all of our fees and expenses. For the purposes of this table, we have assumed that we have not incurred any indebtedness to acquire assets and that we maintain no cash or cash equivalents.

(6)	Deferred offering costs are those costs associated with the offering of the Company’s shares, such as legal fees and filing fees related to the initial registration statement.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Shares. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above.

	1 Year	3 Years(1)	5 Years(1)	10 Years(1)
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$81	$235	$380	$702

(1)	The foregoing table assumes that sales and digital marketing expenses will remain consistent through year 10; however, the Company expects that such expenses will decrease significantly following the offering period, which we expect to end following year two. The Company will use a digital marketing strategy to advertise to investors and will have expenses related to those strategies that will be in effect during the offering period. Once the offering period is complete, expenses related to the digital marketing strategy will decrease and, thus, actual expenses for years three, five and ten will not reflect those expenses. Therefore, the Company expects that actual expenses as a percentage of assets will be substantially lower than those reflected in years three, five and ten in the example. If the digital marketing strategy is not successful following a 12-month time period beginning with the commencement of the offering, the Company will pursue a more traditional marketing strategy using a broker-dealer and incur expenses associated with such traditional marketing strategy.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. If we achieve a greater realization of realized capital gains than the assumed 5.0% annual return, our expenses and returns to our investors would be higher. Also, while the example assumes reinvestment of all distributions at net asset value, participants in our distribution reinvestment plan will receive a number of our Shares, based on the current NAV of the Company on the ex-dividend date, as determined by or on behalf of the Company. See “Distribution Reinvestment Plan” for additional information regarding our distribution reinvestment plan.

RISK FACTORS

Investing in our securities involves a number of significant risks. In addition to the other information contained in this prospectus and any accompanying prospectus supplement, you should consider carefully the following information before making an investment in our securities. Although the risks described below represent the material risks associated with investments in our securities, as well as those factors generally associated with investment in a company with investment objectives, investment policies, capital structure or trading markets similar to ours, they are not the only risks we face. Additional risks and uncertainties not presently known to us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our NAV and the trading price of our Shares could decline, and you may lose all or part of your investment.

Risks Related To Our Investments

Our investments in what we believe to be rapidly growing venture-capital-backed emerging companies may be extremely risky and we could lose all or part of our investments.

Investment in what we believe to be rapidly growing venture-capital-backed emerging companies involves a number of significant risks, including the following:

●	these companies may have limited financial resources and may be unable to meet their obligations under their existing debt, which may lead to equity financings, possibly at discounted valuations, in which we could be substantially diluted if we do not or cannot participate, bankruptcy or liquidation and the reduction or loss of our equity investment;

●	they typically have limited operating histories, narrower, less established product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions and consumer sentiment in respect of their products or services, as well as general economic downturns;

●	they generally have less predictable operating results, may from time-to-time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

●	because they are privately owned, there is generally little publicly available information about these businesses; therefore, although we will perform due diligence investigations on these portfolio companies, their operations and their prospects, we may not learn all of the material information we need to know regarding these businesses and, in the case of investments we acquire on private secondary transactions (i.e., purchases made from persons other than the issuer itself), we may be unable to obtain financial or other information regarding the companies with respect to which we invest. Furthermore, there can be no assurance that the information that we do obtain with respect to any investment is reliable;

●	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

●	early-stage and development-stage companies have a high rate of failure and often experience unexpected problems in the areas of product development, manufacturing, marketing, financing, and general management, which, in some cases, cannot be adequately solved; and

●	because venture stage companies rely on subsequent investors who often require additional incentives (i.e., incentives over and above those offered to current investors) to invest in the Company’s securities, venture capital backed companies often issue additional classes of preferred shares at each additional funding round which may dilute the rights of common shareholders and the holders of earlier classes of preferred shares.

A portfolio company’s failure to satisfy financial or operating covenants imposed by its lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize our equity investment in such portfolio company. We may incur expenses to the extent necessary to seek recovery of our equity investment or to negotiate new terms with a financially distressed portfolio company.

Our portfolio may be focused in the technology-related sector, which will subject us to a risk of significant loss if the technology-related sector experiences a market downturn.

We intend to focus our investments in the technology-related sector and we may invest 25% or more of the value of our net assets (including the amount of any borrowings for investment purposes) in technology-related companies. As a result, a market downturn in the technology-related sector could materially adversely affect us.

We plan to focus a significant portion of our investing in technology companies, which may cause the value of our interests to be susceptible to factors affecting the technology industry and therefore subject to greater risk than an investment in a fund that invests in a broader range of industries.

We plan to focus a significant portion of its investing in technology companies. The value of our interests may be susceptible to factors affecting the technology industry and to greater risk than an investment in a fund that invests in a broader range of industries. The specific risks faced by such companies include:

●	Rapidly-changing science and technologies;

●	Products or technologies that may quickly become obsolete;

●	Scarcity of management, technical, scientific, research and marketing personnel with appropriate training;

●	The possibility of lawsuits related to patents and intellectual property;

●	Rapidly changing investor sentiments and preferences with regard to technology sector investments (which are generally perceived as risky); and

●	Exposure to government regulation, making these companies susceptible to changes in government policy and delays or failures in securing regulatory approvals.

The marketplace for venture capital investing has become increasingly competitive, making it difficult for us to locate an adequate number of attractive investment opportunities.

The marketplace for venture capital investing has become increasingly competitive. Participation by financial intermediaries have increased, substantial amounts of funds have been dedicated to making investments in the private sector and the competition for investment opportunities is high. Some of our potential competitors may have greater financial and personnel resources than we do. There can be no assurances that we will locate an adequate number of attractive investment opportunities. To the extent that we encounter competition for investments, returns to our investors may vary.

A significant portion of our investments may represent minority stakes in privately held companies, in which case we may have limited influence over the operations of our portfolio companies.

A significant portion of our investments may represent minority stakes in privately held companies. In addition, during the process of exiting investments, we are likely to hold minority equity stakes if portfolio holdings are taken public. As is the case with minority holdings in general, such minority stakes that we may hold will have neither the control characteristics of majority stakes nor the valuation premiums accorded majority or controlling stakes. We may also invest in companies for which we have no right to appoint a director or otherwise exert significant influence.

In such cases, we will be reliant on the existing management and board of directors of such companies, which may include representatives of other financial investors with whom we are not affiliated and whose interests may conflict with our interests.

Because our investments are generally not in publicly traded securities, there will be uncertainty regarding the value of our investments, which could adversely affect the determination of our net asset value.

Our portfolio investments will typically not be in publicly traded securities. As a result, although we expect that some of our equity investments may trade on private secondary marketplaces, a market value for our direct investments in portfolio companies will typically not be readily determinable. Under the 1940 Act, for our investments for which there are no readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded, we will value such securities at fair value monthly as determined in good faith by our Board based upon the recommendation of the Board’s Audit Committee in accordance with our written valuation policy. In connection with that determination, members of our portfolio management team will prepare portfolio company valuations using, where available, the most recent portfolio company financial statements and forecasts. The Audit Committee utilizes the services of an independent valuation firm, which prepares valuations for each of our portfolio investments that are not publicly traded or for which we do not have readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded. However, the Board retains ultimate authority as to the appropriate valuation of each such investment. The types of factors that the Audit Committee takes into account in providing its fair value recommendation to the Board with respect to such non-traded investments include, as relevant and, to the extent available, the valuation of the investment as of the portfolio company’s latest funding round, the portfolio company’s earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. This information may not be available because it is difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed.

We may not realize gains from our equity investments and, because certain of our portfolio companies may incur substantial debt to finance their operations, we may experience a complete loss on our equity investment in the event of a bankruptcy or liquidation of any of our portfolio companies.

We invest principally in the equity and equity-related securities of what we believe to be rapidly growing venture-capital-backed emerging companies. However, the equity interests we acquire may not appreciate in value and, in fact, may decline in value.

In addition, the private company securities we acquire are often subject to drag-along rights, which could permit other shareholders, under certain circumstances, to force us to liquidate our position in a subject company at a specified price, which could be, in our opinion, inadequate or undesirable or even below our cost basis. In this event, we could realize a loss or fail to realize gain in an amount that we deem appropriate on our investment. Further, capital market volatility and the overall market environment may preclude our portfolio companies from realizing liquidity events and impede our exit from these investments. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We will generally have little, if any, control over the timing of any gains we may realize from our equity investments unless and until the portfolio companies in which we invest become publicly traded. In addition, the companies in which we invest may have substantial debt loads. In such cases, we would typically be last in line behind any creditors in a bankruptcy or liquidation, and would likely experience a complete loss on our investment.

The lack of liquidity in, and potentially extended holding period of, our many investments may adversely affect our business and will delay any distributions of gains, if any.

Our investments ordinarily will not be in publicly traded securities. Although we expect that some of our equity investments will trade on private secondary marketplaces, certain of the securities we hold will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. In addition, while some portfolio companies may trade on private secondary marketplaces, we can provide no assurance that such a trading market will continue or remain active, or that we will be able to sell our position in any portfolio company at the time we desire to do so and at the price we anticipate. The illiquidity of our investments, including those that are traded on private secondary marketplaces, will make it difficult for us to sell such investments if the need arises. Also, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. We have no limitation on the portion of our portfolio that may be invested in illiquid securities, and a substantial portion or all of our portfolio may be invested in such illiquid securities from time-to-time.

We do not expect regular realization events to occur.

We do not expect regular realization events (e.g., mergers, refinancings or public offerings), if any, to occur in the near term with respect to the majority of our portfolio companies. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Even if such appreciation does occur, it is likely that initial purchasers of our Shares could wait for an extended period of time before any appreciation or sale of our investments, and any attendant distributions of gains, may be realized.

Our financial results could be negatively affected if a significant portfolio investment fails to perform as expected.

If a significant investment in one or more companies fails to perform as expected, our financial results could be more negatively affected, and the magnitude of the loss could be more significant, than if we had made smaller investments in more companies. Our financial results could be materially adversely affected if these portfolio companies or any of our other significant portfolio companies encounter financial difficulty and fail to repay their obligations or to perform as expected.

We may be limited in our ability to make follow-on investments, and our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (3) attempt to preserve or enhance the value of our investment.

We may elect not to make follow-on investments or may otherwise lack sufficient funds to make those investments or lack access to desired follow-on investment opportunities. We have the discretion to make any follow-on investments, subject to the availability of capital resources and of the investment opportunity. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with the desire to qualify to maintain our status as a RIC or lack access to the desired follow-on investment opportunity.

In addition, we may be unable to complete follow-on investments in our portfolio companies that have conducted an initial public offering as a result of regulatory or financial restrictions.

Risks Related to Our Access Fund Model

One of the key elements of our structure as an Access Fund is the potential for investors of the type we expect to attract to provide expertise to our portfolio companies in various areas. There is no guarantee that any of our investors will, in fact, have expertise that would be useful for any of our portfolio companies, or if they have such expertise, that they would have any interest in working with our portfolio companies.

Risks Related to Our Business and Structure

We are a newly-formed Delaware statutory trust with no operating history.

We were formed in October 2019 and have not yet commenced our operations. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

We have not identified any specific investments that we intend to make with the proceeds from this offering. As a result, this may be deemed to be a “blind pool” offering and you will not have the opportunity to evaluate historical data or assess any investments prior to purchasing our Shares.

We have not identified any investments that we intend to make and we have not contracted to make any investments. As a result, you will not be able to evaluate the economic merits, transaction terms or other financial or operational data concerning our investments prior to purchasing our Shares. You must rely on management to implement our investment policies, to evaluate investment opportunities and to structure the terms of investments rather than evaluating our investments in advance of purchasing shares. Because investors are not able to evaluate our investments in advance of purchasing our Shares, this offering may entail more risk than other types of offerings. This additional risk may hinder your ability to achieve your own personal investment objectives related to portfolio diversification investment returns and other objectives.

We are dependent upon our key investment personnel for our future success.

We depend on the members of our investment team, particularly Mr. William Zell, the Chief Executive Officer and Chairman of our Board, for the identification, review, final selection, structuring, closing and monitoring of our investments. Mr. Zell has significant investment expertise and network relationships that we will rely on to achieve our investment objectives. We are also dependent upon the key personnel of U.S. Bank National Association, as our Administrator, for our future success. We have no guarantee that Mr. Zell, or any other employees will remain employed with us or that our Administrator will continue to provide administrative services to us. If we lose the services of these individuals, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.

Our success depends on attracting and retaining qualified personnel in a competitive environment.

Our growth will require that we retain new investment and administrative personnel in a competitive market. Our ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, our ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds, debt funds and mezzanine funds) and traditional financial services companies, with which we compete for experienced personnel have greater resources than we have.

The competitive environment for qualified personnel may require us to take certain measures to ensure that we are able to attract and retain experienced personnel. Such measures may include increasing the attractiveness of our overall compensation packages, altering the structure of our compensation packages through the use of additional forms of compensation, or other steps. The inability to attract and retain experienced personnel would have a material adverse effect on our business.

Our financial condition and results of operations will depend on our ability to achieve our investment objective.

Our ability to achieve our investment objective will depend on our ability to identify, analyze and invest in companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our structuring of the investment process. We seek a specified number of investments in what we believe to be rapidly growing venture-capital-backed emerging companies, which may be extremely risky. There can be no assurance that we will be successful in identifying and investing in companies that meet our investment criteria, or that we will achieve our investment objective.

Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment and economic conditions. Furthermore, any inability to successfully operate our business or implement our investment policies and strategies as described herein could adversely impact our ability to pay distributions.

We will likely experience fluctuations in our quarterly results, and we may be unable to replicate past investment opportunities or make the types of investments we have made to date in future periods.

We will likely experience fluctuations in our quarterly operating results due to a number of factors, including the rate at which we make new investments, the level of our expenses, changes in the valuation of our portfolio investments, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. These fluctuations may in certain cases be exaggerated as a result of our focus on realizing capital gains rather than current income from our investments. In addition, there can be no assurance that we will be able to locate or acquire investments that are of a similar nature to those currently in our portfolio. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Due to transfer restrictions and the illiquid nature of our investments, we may not be able to purchase or sell our investments when we wish to do so.

Most of our investments are or will be in equity or equity-related securities of privately held companies. The securities we acquire in private companies are typically subject to contractual transfer limitations, which may include prohibitions on transfer without the company’s consent, may require that shares owned by us be held in escrow and may include provisions in company Declaration of Trust documents, investor rights of first refusal and co-sale and/or employment or trading policies further restricting trading. In order to complete a purchase of shares we may need to, among other things, give the issuer, its assignees or its shareholders a particular period of time, often 30 days or more, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. We may be unable to complete a purchase transaction if the subject company or its shareholders chooses to exercise a veto right or right of first refusal. When we complete an investment, we generally become bound to the contractual transfer limitations imposed on the subject company’s shareholders as well as other contractual obligations, such as co-sale or tag-along rights. “Tag-along rights” (also referred to as "co-sale rights") are contractual obligations used to protect a minority shareholder, usually in a venture capital deal. If a majority shareholder sells his or her stake, it gives the minority shareholder the right to join the transaction and sell their minority stake in the company. Tag-along rights effectively oblige the majority shareholder to include the holdings of the minority holder in the negotiations so that the tag-along right is exercised. These obligations generally expire only upon an IPO by the subject company. As a result, prior to an IPO, our ability to liquidate may be constrained. Transfer restrictions could limit our ability to liquidate our positions in these securities if we are unable to find buyers acceptable to our portfolio companies, or where applicable, their shareholders. Such buyers may not be willing to purchase our investments at adequate prices or in volumes sufficient to liquidate our position, and even where they are willing, other shareholders could exercise their co-sale or tag-along rights to participate in the sale, thereby reducing the number of shares sellable by us. Furthermore, prospective buyers may be deterred from entering into purchase transactions with us due to the delay and uncertainty that these transfer and other limitations create.

Although we believe that secondary marketplaces may offer an opportunity to liquidate our private company investments, there can be no assurance that a trading market will develop for the securities that we wish to liquidate or that the subject companies will permit their shares to be sold through such marketplaces. Even if some of our portfolio companies complete IPOs, we are typically subject to lock-up provisions that prohibit us from selling our investments into the public market for specified periods of time after IPOs. As a result, the market price of securities we hold may decline substantially before we are able to sell these securities following an IPO.

Due to the illiquid nature of most of our investments, we may not be able to sell these securities at times when we deem it advantageous to do so, or at all. Because our NAV is determined on a monthly basis, following the Initial Offering Period, and due to the difficulty in assessing this value, our NAV may not fully reflect the illiquidity of our portfolio, which may change on daily basis, depending on many factors, including the status of the private secondary markets and our particular portfolio at any given time.

There are significant potential risks associated with investing in venture stage companies with complex capital structures.

The venture-capital-backed emerging companies that we believe to be rapidly growing, which we intend to invest in, have much more complex capital structures than traditional publicly traded companies and may have multiple classes of equity securities with differing rights, including with respect to voting and distributions. In addition, it is often difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. In certain cases, such private companies may also have senior preferred shares or senior debt outstanding, which grant the holders greater rights than we have, and which may heighten the risk of investing in the underlying equity of such private companies, particularly in circumstances when we have limited information with respect to such capital structures. Although we believe that our management team has extensive experience evaluating and investing in private companies with such complex capital structures, there can be no assurance that we will be able to adequately evaluate the relative risks and benefits of investing in a particular class of a portfolio company’s equity securities. Any failure on our part to properly evaluate the relative rights and value of a class of securities in which we invest could cause us to lose part or all of our investment, which in turn could have a material and adverse effect on our NAV and results of operations.

Our business is subject to increasingly complex corporate governance, public disclosure and accounting requirements that are costly and could adversely affect our business and financial results.

We are subject to changing rules and regulations of federal and state government. These entities, including the Public Company Accounting Oversight Board and the SEC, have issued a significant number of new and increasingly complex requirements and regulations over the course of the last several years and continue to develop additional regulations and requirements in response to laws enacted by Congress. On July 21, 2010, the Dodd-Frank Act was enacted. There are significant corporate governance and executive compensation-related provisions in the Dodd-Frank Act, and the SEC has adopted, and will continue to adopt, additional rules and regulations that may impact us. Our efforts to comply with these requirements have resulted in, and are likely to continue to result in, an increase in expenses and a diversion of management’s time from other business activities.

In addition, our failure to keep pace with such rules, or for our management to appropriately address compliance with such rules fully and in a timely manner, exposes us to an increasing risk of inadvertent non-compliance. While our management team takes reasonable efforts to ensure that we are in full compliance with all laws applicable to our operations, the increasing rate and extent of regulatory change increases the risk of a failure to comply, which may result in our ability to operate our business in the ordinary course or may subject us to potential fines, regulatory findings or other matters that may materially impact our business.

Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact our operating results or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.

Our business and operation could be negatively affected if we become subject to any securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our share price.

In the past, following periods of volatility in the market price of a company’s securities, securities class-action litigation has often been brought against that company. Shareholder activism can take many forms or arise in a variety of situations. While we are currently not subject to any securities litigation or shareholder activism, due to the potential volatility of our share price and for a variety of other reasons, we may in the future become the target of securities litigation or shareholder activism. Securities litigation and shareholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our Board’s attention and resources from our business. Additionally, such securities litigation and shareholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation and activist shareholder matters. Further, our share price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and shareholder activism.

We operate in a highly competitive market for direct equity investment opportunities.

A large number of entities compete with us to make the types of direct equity investments that we target as part of our business strategy. We compete for such investments with a large number of private equity and venture capital funds, other equity and non-equity-based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a registered closed-end management investment company. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time-to-time, and we can offer no assurance that we will be able to identify and make direct equity investments that are consistent with our investment objective.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

Although we focus on achieving capital gains from our investments, in certain cases we may receive current income, such as interest or distributions, on our investments. Because in certain cases we may recognize such current income before or without receiving cash representing such income, we may have difficulty satisfying the annual distribution requirement applicable to RICs. Accordingly, in order to maintain our qualification as a RIC, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus would be subject to corporate-level U.S. federal income tax.

We will be subject to corporate-level U.S. federal income tax if we are profitable and are unable to qualify as a RIC, which could have a material adverse effect on us and our shareholders.

We intend to elect to be treated as a RIC under the Code. Management generally believes that it will be in our best interests to be treated as a RIC in any year in which we are profitable. To qualify for the special treatment accorded to RICs, we must meet certain income source, asset-diversification and annual distribution requirements. In order to satisfy the income source requirement, we must derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of Shares or other securities or foreign currencies, other income derived with respect to our business of investing in such stock or securities or income from “qualified publicly traded partnerships.” To qualify as a RIC, we must also meet certain asset-diversification requirements at the end of each quarter of our taxable year. In addition, in order to satisfy the annual distribution requirement for a RIC to qualify for the pass-through treatment of Subchapter M, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our shareholders on an annual basis. If we fail to qualify as a RIC and for past-through treatment for any year in which we are profitable and such profits exceed certain loss carryforwards that we are entitled to utilize, we will be subject to corporate-level U.S. federal income tax, which could substantially reduce our net assets, the amount of income available for distribution or reinvestment and the amount of our distributions. Such a failure could have a material adverse effect on us and our shareholders.

In any year in which we intend to be treated as a RIC, we may be forced to dispose of investments at times when we would not otherwise do so or raise additional capital at times when we would not otherwise do so, in each case in order to qualify for the special tax treatment accorded to RICs.

To qualify for the special treatment accorded to RICs, we must meet certain income source, asset-diversification and annual distribution requirements. Failure to meet these tests in any year in which we intend to be treated as a RIC may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and could result in substantial losses. In addition, we will be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under the terms of our indebtedness that could, under certain circumstances, restrict us from making distributions necessary to satisfy the annual distribution requirement. If we are unable to dispose of investments quickly enough to meet the asset-diversification requirements at the end of a quarter or obtain cash from other sources in order to meet the annual distribution requirement, we may fail to qualify for special tax treatment accorded to RICs and, thus, be subject to corporate-level U.S. federal income tax.

Our Shares will not be listed on an exchange or quoted through a quotation system for the foreseeable future, if ever. Therefore, you will have very limited liquidity, may not be able to sell your shares, and may not receive a full return of your invested capital.

Our Shares are illiquid assets for which there is not expected to be any secondary market nor is it expected that any will develop in the future. We intend to explore potential liquidity events, including a public listing or liquidation, for our shareholders between five and seven years following the completion of our offering, which may include further follow-on offerings. The offering period will continue until the earlier of the Company’s issuance of $50 million shares or a liquidation event, and any follow-on offering will be considered part of the offering period. There can be no assurance that we will complete a liquidity event between years five and seven or at all, and the likelihood of a public listing is low. We expect that our Board, in the exercise of its duties to us, will determine to pursue a liquidity event when it believes that then-current market conditions are favorable for a liquidity event, and that such an event is in our best interests.

In making the decision to apply for listing of our Shares or to pursue another liquidity event, our trustees will try to determine the approach that will result in greater value for our shareholders. In making a determination of what type of liquidity event is in our best interests, our Board, including our independent trustees, may consider a variety of criteria, including, but not limited to, market conditions, portfolio diversification, portfolio performance, our financial condition, potential access to capital as a listed company, market conditions for the sale of our assets or listing of our Shares, internal management requirements to become a perpetual life company (i.e., a company whose operations have a unlimited duration) and the potential for shareholder liquidity. If our Shares are listed, we cannot assure you a public trading market will develop.

You should also be aware that shares of publicly traded closed-end management investment companies frequently trade at a discount to their NAV. If our Shares are eventually listed on a national exchange, we would not be able to predict whether our Shares would trade above, at or below NAV. This risk is separate and distinct from the risk that our NAV may decline.

We may choose to pay dividends in our Shares, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our Shares. In accordance with certain applicable Treasury regulations and rulings issued by the Internal Revenue Service (“IRS”), a RIC may treat a distribution of its own shares as fulfilling the RIC distribution requirements if each shareholder may elect to receive his or her entire distribution in either cash or shares of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all shareholders must be at least 20% of the aggregate declared distribution. If too many shareholders elect to receive cash, each shareholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in shares). In no event will any shareholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in shares will be equal to the amount of cash that could have been received instead of shares. Taxable shareholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. shareholder may be required to pay tax with respect to such dividends in excess of any cash received.

For any period that we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, U.S. shareholders that are individuals, trusts or estates will be taxed as though they received a distribution of some of our expenses.

A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. We anticipate that we will not qualify as a publicly offered RIC immediately after this offering. For any period that we are not a publicly offered RIC, a U.S. non-corporate shareholder’s allocable portion of our affected expenses will be treated as an additional distribution to the shareholder and will be deductible by such shareholder only to the extent permitted under the limitations described below. For U.S. non-corporate shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC. In particular, these expenses, which are “miscellaneous itemized deductions,” are currently not deductible by individuals (and beginning in 2026, will be deductible only to the extent they exceed 2% of such a shareholder’s adjusted gross income), and are not deductible for alternative minimum tax purposes.

Provisions of our Declaration of Trust could deter takeover attempts and have an adverse impact on the price of our Shares.

Our Declaration of Trust contains provisions that may have the effect of discouraging, delaying or making difficult a change in control of our company or the removal of our incumbent trustees. The existence of these provisions, among others, may have a negative impact on the price of our Shares and may discourage third-party bids for ownership of our company. These provisions may prevent any premiums being offered to holders of our securities.

We are highly dependent on information systems and systems failures could significantly disrupt our business, which may, in turn, negatively affect the market price of our Shares and our ability make distributions.

Our business is highly dependent on our and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in our activities. Our financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond our control and may adversely affect our business. There could be:

●	sudden electrical or telecommunications outages;

●	natural disasters such as earthquakes, tornadoes and hurricanes;

●	disease pandemics;

●	events arising from local or larger scale political or social matters, including terrorist acts; and

●	cyber-attacks.

These events, in turn, could have a material adverse effect on our operating results and negatively affect the market price of our Shares and our ability to pay distributions to our shareholders.

Terrorist attacks, acts of war or natural disasters may affect any market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

We face cyber-security risks.

The occurrence of a disaster such as a cyber-attack against us or against a third-party that has access to our data or networks, a natural catastrophe, an industrial accident, a terrorist attack or war, disease pandemics, events unanticipated in our disaster recovery systems, or a support failure from external providers, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage, and retrieval systems or destroy data.

We depend heavily upon computer systems to perform necessary business functions. Despite our implementation of a variety of security measures, our computers, networks, and data, like those of other companies, could be subject to cyber-attacks and unauthorized access, use, alteration, or destruction, such as from physical and electronic break-ins or unauthorized tampering. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed, stored in, and transmitted through our computer systems and networks. Such an attack could cause interruptions or malfunctions in our operations, which could result in financial losses, litigation, regulatory penalties, client dissatisfaction or loss, reputational damage, and increased costs associated with mitigation of damages and remediation.

Third parties with which we do business may also be sources of cybersecurity or other technological risk. We outsource certain functions and these relationships allow for the storage and processing of our information, as well as client, counterparty, employee, and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure, destruction, or other cybersecurity incident that affects our data, resulting in increased costs and other consequences as described above.

We and our service providers currently are impacted by quarantines and similar measures being enacted by governments in response to COVID-19, which are obstructing the regular functioning of business workforces (including requiring employees to work from external locations and their homes). In response to the outbreak, many of our service providers have instituted a work from home policy until it is deemed safe to return to the office. Policies of extended periods of remote working, whether by us or our service providers, could strain technology resources, introduce operational risks and otherwise heighten the risks described above. Remote working environments may be less secure and more susceptible to hacking attacks, including phishing and social engineering attempts that seek to exploit the COVID-19 pandemic. Accordingly, the risks described above are heightened under current conditions.

Risks Related to Economic Conditions

Events outside of our control, including public health crises, could negatively affect our portfolio companies and our results of our operations.

Periods of market volatility have occurred and could continue to occur in response to pandemics or other events outside of our control. These types of events have adversely affected and could continue to adversely affect operating results for us and for our portfolio companies. For example, the COVID-19 pandemic has delivered a shock to the global economy. This outbreak has led and for an unknown period of time will continue to lead to disruptions in local, regional, national and global markets and economies affected thereby, including a recession and a steep increase in unemployment in the United States.

With respect to the U.S. credit markets (in particular for middle market loans), this outbreak has resulted in, and until fully resolved is likely to continue to result in, the following among other things: (i) government imposition of various forms of shelter-in-place orders and the closing of “non-essential” businesses, resulting in significant disruption to the businesses of many middle-market loan borrowers including supply chains, demand and practical aspects of their operations, as well as in lay-offs of employees, and, while these effects are hoped to be temporary, some effects could be persistent or even permanent; (ii) increased draws by borrowers on revolving lines of credit; (iii) increased requests by borrowers for amendments and waivers of their credit agreements to avoid default, increased defaults by such borrowers and/or increased difficulty in obtaining refinancing at the maturity dates of their loans; (iv) volatility and disruption of these markets including greater volatility in pricing and spreads and difficulty in valuing loans during periods of increased volatility, and liquidity issues; and (v) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general which will not necessarily adequately address the problems facing the loan market and middle market businesses.

While several countries, as well as certain states, counties and cities in the United States, have relaxed initial public health restrictions with the view to partially or fully reopening their economies, many cities have since experienced a surge in the reported number of cases, hospitalizations and deaths related to the COVID-19 pandemic. These surges have led to the re-introduction of such restrictions and business shutdowns in certain states in the United States and globally and could continue to lead to the re-introduction of such restrictions elsewhere. Health advisors warn that recurring COVID-19 outbreaks will continue if reopening is pursued too soon or in the wrong manner, which may lead to the re-introduction or continuation of certain public health restrictions (such as instituting quarantines, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues). Additionally, as of late December 2020, travelers from the United States are not allowed to visit Canada, Australia or the majority of countries in Europe, Asia, Africa and South America. These continued travel restrictions may prolong the global economic downturn. In addition, although the Federal Food and Drug Administration authorized vaccines for emergency use starting in December 2020, it remains unclear how quickly the vaccines will be distributed nationwide and globally or when “herd immunity” will be achieved and the restrictions that were imposed to slow the spread of the virus will be lifted entirely. The delay in distributing the vaccines could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession, and we anticipate our business and operations could be materially adversely affected by a prolonged recession in the United States and other major markets.

This outbreak is having, and any future outbreaks could have, an adverse impact on the markets and the economy in general, which could have a material adverse impact on, among other things, the ability of lenders to originate loans, the volume and type of loans originated, and the volume and type of amendments and waivers granted to borrowers and remedial actions taken in the event of a borrower default, each of which could negatively impact the amount and quality of loans available for investment by us and returns to us, among other things. As of the date of this annual report on Form 10-K, it is impossible to determine the scope of this outbreak, or any future outbreaks, how long any such outbreak, market disruption or uncertainties may last, the effect any governmental actions will have or the full potential impact on us and our portfolio companies. Any potential impact to our results of operations will depend to a large extent on future developments and new information that could emerge regarding the duration and severity of COVID-19 and the actions taken by authorities and other entities to contain COVID-19 or treat its impact, all of which are beyond our control. These potential impacts, while uncertain, could adversely affect our and our portfolio companies’ operating results.

If the economy is unable to substantially reopen, and high levels of unemployment continue for an extended period of time, loan delinquencies, loan non-accruals, problem assets, and bankruptcies may increase. In addition, collateral for our loans may decline in value, which could cause loan losses to increase and the net worth and liquidity of loan guarantors could decline, impairing their ability to honor commitments to us. An increase in loan delinquencies and non-accruals or a decrease in loan collateral and guarantor net worth could result in increased costs and reduced income which would have a material adverse effect on our business, financial condition or results of operations. Additionally, oil prices collapsed to an 18-year low on supply glut concerns, as shutdowns across the global economy sharply reduced oil demand while Saudi Arabia and Russia engaged in a price war. Central banks and governments have responded with liquidity injections to ease the strain on financial systems and stimulus measures to buffer the shock to businesses and consumers. These measures have helped stabilize certain portions of the financial markets over the short term, but volatility will likely remain elevated until the health crisis itself is under control (via fewer new cases, lower infection rates and/or verified treatments). There are still many unknowns and new information is incoming daily, compounding the difficulty of modeling outcomes for epidemiologists and economists alike.

We cannot be certain as to the duration or magnitude of the economic impact of the COVID-19 pandemic in the markets in which we and our portfolio companies operate, including with respect to travel restrictions, business closures, mitigation efforts (whether voluntary, suggested, or mandated by law) and corresponding declines in economic activity that may negatively impact the U.S. economy and the markets for the various types of goods and services provided by U.S. middle market companies. Depending on the duration, magnitude and severity of these conditions and their related economic and market impacts, certain portfolio companies may suffer declines in earnings and could experience financial distress, which could cause them to default on their financial obligations to us and their other lenders.

We will also be negatively affected if our operations and effectiveness or the operations and effectiveness of a portfolio company (or any of the key personnel or service providers of the foregoing) is compromised or if necessary or beneficial systems and processes are disrupted.

Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases, or the threat thereof, and the resulting financial and economic market uncertainty could have a significant adverse impact on us and the fair value of our investments. Our valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based on estimates, comparisons and qualitative evaluations of private information that may not show the complete impact of the COVID-19 pandemic and the resulting measures taken in response thereto. These potential impacts, while uncertain, could adversely affect our and our portfolio companies’ operating results.

Global economic, regulatory and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.

The current worldwide financial market situation, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause economic uncertainties or deterioration in the United States and worldwide. The U.S. and global capital markets experienced extreme volatility and disruption during the economic downturn that began in mid-2007, and the U.S. economy was in a recession for several consecutive calendar quarters during the same period. In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt, which created concerns about the ability of certain nations to continue to service their sovereign debt obligations. Risks resulting from such debt crisis and any future debt crisis in Europe or any similar crisis elsewhere could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally.

In June 2016, the United Kingdom (the “UK”) held a referendum in which voters approved an exit from the European Union, or “Brexit,” and, accordingly, on February 1, 2017, the U.K. Parliament voted in favor of allowing the U.K. government to begin the formal process of Brexit. The initial negotiations on Brexit commenced in June 2017. Brexit created political and economic uncertainty and instability in the global markets (including currency and credit markets), and especially in the United Kingdom and the European Union, and this uncertainty and instability may last indefinitely. On January 31, 2020, the UK ended its membership in the European Union. Under the terms of the withdrawal agreement negotiated and agreed between the UK and the European Union, the UK’s departure from the European Union was followed by a transition period (the “Transition Period”), which ran until December 31, 2020 and during which the UK continued to apply European Union law and was treated for all material purposes as if it were still a member of the European Union.

On December 24, 2020, the European Union and UK governments signed a trade deal that became provisionally effective on January 1, 2021 and that now governs the relationship between the UK and European Union (the “Trade Agreement”). The Trade Agreement implements significant regulation around trade, transport of goods and travel restrictions between the UK and the European Union. Notwithstanding the foregoing, the longer term economic, legal, political and social implications of Brexit are unclear at this stage and are likely to continue to lead to ongoing political and economic uncertainty and periods of increased volatility in both the UK and in wider European markets for some time. In particular, Brexit could lead to calls for similar referendums in other European jurisdictions, which could cause increased economic volatility in the European and global markets. This mid- to long-term uncertainty could have adverse effects on the economy generally and on our ability to earn attractive returns. In particular, currency volatility could mean that our returns are adversely affected by market movements. Potential decline in the value of the British Pound and/or the Euro against other currencies, along with the potential further downgrading of the UK’s sovereign credit rating, could also have an impact on the performance of certain investments made in the UK or Europe. There is continued concern about national-level support for the Euro and the accompanying coordination of fiscal and wage policy among European Economic and Monetary Union member countries.

In addition, the fiscal policy of foreign nations, such as Russia and China, may have a severe impact on the worldwide and U.S. financial markets.

We are currently operating in a period of capital markets disruption and economic uncertainty.

The U.S. capital markets have experienced extreme volatility and disruption following the global outbreak of COVID-19 that began in December 2019. The global impact of the outbreak continues to evolve, and many countries have reacted by instituting quarantines, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues. Businesses have also implemented similar precautionary measures. Such measures, as well as the general uncertainty surrounding the dangers and impact of COVID-19, have created significant disruption in supply chains and economic activity. While several countries, as well as certain states in the United States, have begun to lift public health restrictions with the view to reopening their economies, recurring COVID-19 outbreaks have led to the re-introduction of such restrictions in certain states in the United States and globally and could continue to lead to the re-introduction of such restrictions elsewhere.

Although the Federal Food and Drug Administration has authorized vaccines for emergency use starting in December 2020, it remains unclear how quickly the vaccines will be distributed nationwide and globally, when “herd immunity” will be achieved in the United States and globally, and when the restrictions that were imposed to slow the spread of the virus will be lifted entirely. The delay in distributing the vaccines could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time.

Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession, and we anticipate our business and operations could be materially adversely affected by a prolonged recession in the United States and other major markets. Additionally, as of late December 2020, travelers from the United States are not allowed to visit Canada, Australia or the majority of countries in Europe, Asia, Africa and South America. These continued travel restrictions may prolong the global economic downturn.

Adverse developments in the credit markets may impair our ability to secure debt financing.

In past economic downturns, such as the financial crisis in the United States that began in mid-2007 and during other times of extreme market volatility, many commercial banks and other financial institutions stopped lending or significantly curtailed their lending activity. In addition, in an effort to stem losses and reduce their exposure to segments of the economy deemed to be high risk, some financial institutions limited routine refinancing and loan modification transactions and even reviewed the terms of existing facilities to identify bases for accelerating the maturity of existing lending facilities. If these conditions recur, for example as a result of the COVID-19 pandemic, it may be difficult for us to obtain desired financing to finance the growth of our investments on acceptable economic terms, or at all.

So far, the COVID-19 pandemic has resulted in, and until fully resolved is likely to continue to result in, among other things, increased draws by borrowers on revolving lines of credit and increased requests by borrowers for amendments, modifications and waivers of their credit agreements to avoid default or change payment terms, increased defaults by such borrowers and/or increased difficulty in obtaining refinancing at the maturity dates of their loans. In addition, the duration and effectiveness of responsive measures implemented by governments and central banks cannot be predicted. The commencement, continuation, or cessation of government and central bank policies and economic stimulus programs, including changes in monetary policy involving interest rate adjustments or governmental policies, may contribute to the development of or result in an increase in market volatility, illiquidity and other adverse effects that could negatively impact the credit markets and the Company.

If we are unable to consummate credit facilities on commercially reasonable terms, our liquidity may be reduced significantly. If we are unable to repay amounts outstanding under any facility we may enter into and are declared in default or are unable to renew or refinance any such facility, it would limit our ability to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility of the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable. Even if such conditions improve broadly and significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

Risks Related to Offerings Pursuant to this Prospectus

Investors will likely pay a premium over NAV for their Shares during the Initial Offering Period if our NAV declines below $20 per share during the Initial Offering Period.

During the Initial Offering Period, the purchase price at which you purchase Shares will be $20.00, or higher to ensure that we do not sell Shares at a price below NAV. In the event of a decrease in our NAV, you may pay a premium for your Shares during the Initial Offering Period. We do not expect that the Board will adjust the purchase price during the Initial Offering Period, unless necessary to ensure that Shares are not sold below NAV, as required by the 1940 Act. Therefore, it is highly likely that you could pay a premium for Shares during the Initial Offering Period. See “Plan of Distribution.”

There is a risk that you may not receive distributions or that our distributions may not grow over time, particularly since we invest primarily in securities that do not produce current income.

We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. As we intend to focus on making primarily capital gains-based investments in equity securities, which generally will not be income producing, we do not anticipate that we will pay distributions on a quarterly basis or become a predictable issuer of distributions, and we expect that our distributions, if any, will be less consistent than other companies that primarily make debt investments. In addition, due to the asset coverage test applicable to us as a registered closed-end management investment company, we may be limited in our ability to make distributions. See “Regulation.”

We will have broad discretion over the use of proceeds from the offering, to the extent the offering is successful, and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of the offering and may use the net proceeds from the offering in ways with which you may not agree. We cannot assure you that we will be able to successfully utilize the proceeds within the timeframe contemplated. We will also pay operating expenses and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of any such offering. Our ability to achieve our investment objective may be limited to the extent that the net proceeds of any such offering, pending full investment, are used to pay operating expenses. In addition, we can provide you no assurance that the offering will be successful, or that by increasing the size of our available equity capital our aggregate expenses, and correspondingly, our expense ratio, will be lowered.

Investors in the offering pursuant to this prospectus may incur immediate and substantial dilution.

Commissions and discounts payable to any underwriters, if any, together with our organization expense and other expenses of the offering, will reduce the net proceeds of any such offering available for us to invest. Depending upon the public offering price, and after deducting the underwriting discounts and commissions and the related offering expenses payable by us, in connection with any offering pursuant to this prospectus, investors in any such offering may be subject to an immediate and substantial dilution.

If we issue preferred shares, the NAV and market value of our Shares will likely become more volatile.

While we do not have any plans to issue preferred shares, our Declaration of Trust permits our Board to reclassify any authorized but unissued Shares into one or more classes of preferred shares. We cannot assure you that the issuance of preferred shares would result in a higher yield or return to the holders of the Shares. The issuance of preferred shares would likely cause the NAV and market value of the Shares to become more volatile. If the distribution rate on the preferred shares were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of our Shares would be reduced. If the distribution rate on the preferred shares were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of Shares than if we had not issued preferred shares. Any decline in the NAV of our investments would be borne entirely by the holders of the Shares. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in NAV to the holders of the Shares than if we were not leveraged through the issuance of preferred shares. This greater NAV decrease would also tend to cause a greater decline in the market price for the Shares. We might be in danger of failing to maintain the required asset coverage of the preferred shares or of losing our ratings, if any, on the preferred shares or, in an extreme case, our current investment income might not be sufficient to meet the distribution requirements on the preferred shares. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred shares and there is a risk that we may have difficulty liquidating our investments in order to fund such redemptions. In addition, we would pay (and the holders of shares would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including higher advisory fees if our total return exceeds the distribution rate on the preferred shares. Holders of preferred shares may have different interests than holders of Shares and may at times have disproportionate influence over our affairs.

General Risks

Uncertainty about presidential administration initiatives could negatively impact our business, financial condition and results of operations.

The current administration has called for significant changes to U.S. trade, healthcare, immigration, foreign and government regulatory policy. In this regard, there is significant uncertainty with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. To the extent the U.S. Congress or the current administration implements changes to U.S. policy, those changes may impact, among other things, the U.S. and global economy, international trade and relations, unemployment, immigration, corporate taxes, healthcare, the U.S. regulatory environment, inflation and other areas. Although we cannot predict the impact, if any, of these changes to our business, they could adversely affect our business, financial condition, operating results and cash flows. Until we know what policy changes are made and how those changes impact our business and the business of our competitors over the long term, we will not know if, overall, we will benefit from them or be negatively affected by them.

The effect of global climate change may impact the operations of our portfolio companies.

There may be evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, the needs of customers of energy companies vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increases in the cost of energy could adversely affect the cost of operations of our portfolio companies if the use of energy products or services is material to their business. A decrease in energy use due to weather changes may affect some of our portfolio companies’ financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions. Energy companies could also be affected by the potential for lawsuits against or taxes or other regulatory costs imposed on greenhouse gas emitters, based on links drawn between greenhouse gas emissions and climate change.

In December 2015 the United Nations, of which the U.S. is a member, adopted a climate accord (the “Paris Agreement’’) with the long-term goal of limiting global warming and the short-term goal of significantly reducing greenhouse gas emissions. On November 4, 2016, the past administration announced that the U.S. would cease participation in the Paris Agreement with the withdrawal taking effect on November 4, 2020. However, on January 20, 2021, President Joseph R. Biden signed an executive order to rejoin the Paris Agreement. As a result, some of our portfolio companies may become subject to new or strengthened regulations or legislation, which could increase their operating costs and/or decrease their revenues.

Our Declaration of Trust includes an exclusive forum selection provision, which could limit our shareholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers, or other agents.

Pursuant to the Declaration of Trust, each Trustee, officer, shareholder and person beneficially owning an interest in a Share of the Company, to the fullest extent permitted by law, agrees that certain claims, suits, actions or proceedings will be exclusively brought in the Court of Chancery of the State of Delaware, unless the Company consents to an alternate forum (the “Exclusive Forum Provision”). The proceedings subject to the Exclusive Forum Provision include claims relating to the Company or its business and affairs, the Delaware Statutory Trust Act or the Declaration of Trust, as well as claims governed by the internal affairs doctrine, for example:

●	the provisions of the Declaration of Trust;

●	the duties (including fiduciary duties), obligations or liabilities of the Company to the shareholder or the trustees, or of officers or the trustees to the Trust, to the shareholders or each other;

●	the rights or powers of, or restrictions on, the Trust, the officers, the trustees or the shareholders; and

●	any provision of the Delaware Statutory Trust Act or other laws of the State of Delaware pertaining to any other instrument, document, agreement or certificate contemplated by any provision of the Delaware Statutory Trust Act or the Declaration of Trust relating in any way to the Company.

The Exclusive Forum Provision will not apply to claims arising under the federal securities laws, including the Securities Act and the Exchange Act. There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, the Exclusive Forum Provision may increase costs for shareholders in bringing a claim against us or our directors, officers or other agents. The Exclusive Forum Provision may limit our shareholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other agents, which may discourage lawsuits against us and such persons. It is also possible that, notwithstanding the Exclusive Forum Provision, a court could rule that such provision is inapplicable or unenforceable. If this occurred, we may incur additional costs associated with resolving such action in another forum, which could materially adversely affect our business, financial condition and results of operations.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

●	our future operating results, and the impact of the COVID-19 pandemic thereon;

●	our business prospects and the prospects of our portfolio companies, and the impact of the COVID-19 pandemic thereon;

●	the impact of investments that we expect to make;

●	our contractual arrangements and relationships with third parties;

●	the dependence of our future success on the general economy and its impact on the industries in which we invest, and the impact of the COVID-19 pandemic thereon;

●	the ability of our portfolio companies to achieve their objectives, and the impact of the COVID-19 pandemic thereon;

●	the valuation of our investments and the impact of the COVID-19 pandemic thereon;

●	our expected financings and investments;

●	the adequacy of our cash resources and working capital; and

●	the timing of cash flows, if any, from the operations of our portfolio companies and the impact of the COVID-19 pandemic thereon.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

●	an economic downturn, including as a result of the current COVID-19 pandemic, could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

●	a contraction of available credit and/or an inability to access the equity markets, including as a result of the current COVID-19 pandemic, could impair our investment activities;

●	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objective will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus and any applicable prospectus supplement. However, we will update this to reflect any material changes to the information contained herein. The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

USE OF PROCEEDS

We intend to use the net proceeds from the sale of our securities pursuant to this prospectus to acquire investments in accordance with our investment objective and strategies described in this prospectus, marketing to acquire new investors and other general corporate purposes. We are continuously identifying, reviewing and, to the extent consistent with our investment objective, funding new investments. We will also use a portion of any such proceeds to pay operating expenses, and other expenses such as due diligence expenses relating to potential new investments.

We currently anticipate being able to invest proceeds from the sale of our Shares within three months of each monthly closing (see “Plan of Distribution”), subject to the availability of appropriate investment opportunities consistent with the Company’s investment objective and market conditions. It may take more than three months to invest all of the net proceeds of the offering of our securities, in part because investments in venture stage companies often require substantial research and due diligence. Proceeds that are not invested within three months of the monthly closing will be invested in a money market account or similar short-term, interest bearing instruments. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTION POLICY

We currently intend to distribute ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses if any, at least annually out of the assets legally available for such distributions.

The timing and amount of our distributions, if any, will be determined by our Board. Any distributions to our shareholders will be declared out of assets legally available for distribution. We intend to invest primarily in long-term equity investment in venture stage companies. As such, we do not anticipate that we will pay distributions on a quarterly basis or become a predictable issuer of distributions, and we expect that our distributions, if any, will be much less consistent than other registered closed-end companies that primarily make debt investments. We may, however, through alternative investments such as revenue sharing agreements, provide distributions on a nearer term, although we do not anticipate those investments to be the primary drivers of investment return.

We intend to elect to be treated as a regulated investment Company under Subchapter M of the Code (“RIC”), as soon as we begin our investment operations. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98.2% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Certain U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional Shares under our distribution reinvestment plan, out of assets legally available therefor, unless you elect to receive your distributions and/or long-term capital gains distributions in cash. Under the distribution reinvestment plan, if a U.S. shareholder owns Shares registered in its own name, the U.S. shareholder will have all cash distributions automatically reinvested in additional Shares unless the U.S. shareholder opts out of our distribution reinvestment plan by delivering a written notice to our distribution paying agent prior to the record date of the next dividend or distribution. See “Distribution Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. shareholder. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. You may elect to have dividends reinvested rather than receiving them directly. See “Distribution Reinvestment Plan.”

INVESTMENT OBJECTIVE AND POLICIES

The Company’s investment objective is to maximize its portfolio’s long-term total return, principally by seeking capital gains on our equity investments and secondarily through ordinary income from debt and debt-like investments. The Company’s investment strategy focuses on venture capital investments, which includes companies that are in the pre-revenue stage (or seed stage) up to companies that are in the early growth-stage.

The Company has adopted restrictions and policies relating to the investment of the Company’s assets and its activities. Certain of the restrictions are fundamental policies of the Company and may not be changed without the approval of the holders of a majority of the Company’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares), including class approval by a majority of the Company’s outstanding preferred shares, if any (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the preferred shares, as a single class, represented at a meeting at which more than 50% of the Company’s outstanding preferred shares are represented or (ii) more than 50% of the outstanding preferred shares).

Fundamental Investment Restrictions. Under these fundamental investment restrictions, the Company may not:

1.	Concentrate its investments in a particular industry.

2.	Borrow money, except as permitted under the 1940 Act.

3.	Issue senior securities to the extent such issuance would violate the 1940 Act.

4.	Purchase or hold real estate, except the Company may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and the Company may purchase and hold real estate as a result of the ownership of securities or other instruments.

5.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Company may be deemed to be an underwriting or as otherwise permitted by applicable law.

6.	Purchase or sell commodities or commodity contracts.

7.	Make loans to the extent prohibited by the 1940 Act.

Notations Regarding the Company’s Fundamental Investment Restrictions. The following notations are not considered to be part of the Company’s fundamental investment restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; tax exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions, except that municipal securities that are issued to finance a specific project are considered to be in the industry of that project for purposes of concentration; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to the Company’s industry classifications, the Company currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Company management. The policy also will be interpreted to give broad authority to the Company as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the 1940 Act, including the rules and regulations thereunder, generally prohibits the Company from borrowing money (other than certain temporary borrowings) unless immediately after the borrowing the Company has satisfied the asset coverage test with respect to senior securities representing indebtedness prescribed by the 1940 Act; that is, the value of the Company’s total assets less all liabilities and indebtedness not represented by senior securities (for these purposes, “total net assets”) is at least 300% of the senior securities representing indebtedness (effectively limiting the use of leverage through senior securities representing indebtedness to 33 1⁄3% of the Company’s total net assets, including assets attributable to such leverage). Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the 1940 Act restrictions. In accordance with SEC staff guidance and interpretations, when the Company engages in such transactions, the Company, instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Company’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the SEC). The policy in (2) above will be interpreted to permit the Company to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the 1940 Act and to permit the Company to segregate or earmark liquid assets or enter into offsetting positions in accordance with the 1940 Act. Under the 1940 Act, the Company may not issue senior securities representing Shares unless immediately after such issuance the value of the Company’s total net assets is at least 200% of the liquidation value of the Company’s outstanding senior securities representing Shares, plus the aggregate amount of any senior securities representing indebtedness (effectively limiting the use of leverage through senior securities to 50% of the Company’s total net assets). In addition, the Company is not permitted to declare any cash dividend or other distribution on common shares unless, at the time of such declaration, the asset coverage tests described above are satisfied after giving effect to such dividend or distribution. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (5) above, the 1940 Act does not prohibit the Company from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the Company’s underwriting commitments, when added to the value of the Company’s investments in issuers where the Company owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act. Although it is not believed that the application of the Securities Act provisions described above would cause the Company to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent the Company from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Company may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the 1940 Act does not prohibit the Company from making loans (including lending its securities); however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Unless otherwise indicated, all limitations under the Company’s fundamental or non-fundamental investment restrictions apply only at the time that a transaction is undertaken. Any change in the percentage of the Company’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the Company’s total assets will not require the Company to dispose of an investment until the Board determines that it is practicable to sell or close out the investment without undue market or tax consequences.

DISCUSSION OF MANAGEMENT’S EXPECTED OPERATING PLANS

Overview

We were formed as a Delaware statutory trust in October 2019 and we intend to operate as an internally managed registered closed-end management investment company. As an internally managed company, we are managed by our executive officers under the supervision of our Board and we do not depend on an external investment adviser. We intend to elect to be treated as a RIC under Subchapter M of the Code.

Our investment objective is to maximize our portfolio’s long-term total return principally by seeking capital gains on our equity investments and secondarily through ordinary income from debt and debt-like investments in venture stage companies.

Our business model, which we refer to as an “Access Fund,” is intended to provide retail investors access to investments in venture stage companies by pooling their investments in the Company and using this capital to invest in such companies, an opportunity and asset class to which such investors typically would not have access.

Revenues

We plan to generate revenue in the form of capital gains through the appreciation in the value of our equity positions in venture capital-backed, rapidly growing emerging non-public companies. We may generate interest income or revenue sharing income from of a portion of our portfolio. The level of revenue that we generate will be largely dependent on economic, regulatory, and competitive factors that influence new investment activity, the level of realization events (e.g., mergers, refinancings or public offerings) we experience with respect to our equity investments, and our ability to raise sufficient capital to finance our investment activities. We will likely be unable to predict the timing and amount of any capital gains we may receive from our portfolio investments. Accordingly, we expect that our revenue, if any, will likely be subject to significant fluctuations.

Expenses

As an internally managed fund, all operating and related company expenses are paid directly by the Company. We intend to keep our operating expenses as low as practicable during the Initial Investment Period, and we expect such expenses to relate to funding our investments primarily in efforts to attract high quality deal flow, marketing expenses to attract new investors and operational costs necessary to achieve our investment objective. We expect to cover these expenses primarily with the proceeds of the sales of our Shares pursuant to this prospectus.

Portfolio Composition

We originate and invest primarily in venture stage companies. Our target investment is twenty-five portfolio companies, each representing 3% to 7% of its expected total portfolio size, but there is no guarantee that we will have that number of portfolio companies and we may have more or fewer.

Financial condition, liquidity and capital resources.

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. Government securities and other high-quality debt investments that mature in one year or less. Our primary use of funds will be to make investments in eligible portfolio companies and to pay our operating expenses and make distributions to holders of our common stock.

We do not currently expect to incur indebtedness on our portfolio to fund our investments, or to pay any interest, during the twelve months following the commencement of this offering. We also do not currently anticipate issuing any preferred shares.

We do not expect regular realization events (e.g., mergers, refinancings or public offerings), if any, to occur in the near term with respect to the majority of our portfolio companies. We expect that our holdings of equity securities may require several years to appreciate in value, and we can offer no assurance that such appreciation will occur. Realization events for the Company’s investments may include an initial public offering, a new round of financing, a private sale of our equity interest to a third party, a merger or an acquisition of the portfolio company or a purchase of our equity position by the portfolio company or one of its shareholders.

Contractual Obligations

We have entered into the administration agreement with U.S. Bank National Association (the “Administration Agreement”), pursuant to which the Administrator has agreed to furnish us with the facilities and administrative services necessary to conduct our day-to-day operations. Once a minimum annual fee is met, payments under the Administration Agreement will be based on a percentage of our net total assets. Although the Administration Agreement provides for a reduction of that percentage as our total net assets increase, we do not expect to reach the level of assets that would result in such a reduction. For a discussion of the estimated amount of our obligations under the Administration Agreement based on a number of assumptions, see “Fees and Expenses.” The Administration Agreement may be terminated by either party without penalty upon not more than 90 days’ written notice to the other party.

Certain Relationships and Transactions

Our executive officers and trustees serve or may serve as officers and trustees or directors of entities that operate in a line of business similar to our own. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our shareholders. The Company’s independent directors, as such term is defined in section 2(a)(19) of the 1940 Act, have the primary responsibility to ensure that management is at all times acting in the best interest of the Company. In addition, the firm’s general counsel and the chief compliance officer will monitor compliance with the Company’s code of ethics and other conflicts of interest policies to ensure that management is meeting its obligations to its shareholders.

We are generally prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the majority of our trustees who are not interested persons and, in some cases, prior approval by the SEC. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and trustees. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek Board review and approval or exemptive relief for such transaction. Our Board will review these procedures on an annual basis.

We have adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act which will apply to, among others, our senior officers, including our chief executive officer (the “Chief Executive Officer”) and Chief Financial Officer, as well as all of our officers, trustees and employees. Our officers and trustees also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state law. Our code of ethics requires that all employees and trustees avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and trustee will be required to disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Board will be charged with approving any waivers under our code of ethics.

Critical Accounting Policies

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with accounting principles generally accepted in the U.S. of America, or GAAP. The preparation of these financial statements will require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Valuation of Portfolio Investments

Under Section 2(a)(41), of the 1940 Act the value of an investment is equal to its market quotation, if readily available, or its “fair value,” if there is no readily available market quotation. Because the overwhelming majority of our investments will have no market quotation, most of our portfolio companies will be valued by their fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board will determine the fair value of our investments on at least a monthly basis and at such other times when it feels it would be appropriate to do so given the circumstances. A determination of fair value involves subjective judgments and estimates and depends on the facts and circumstances present at each valuation date. Due to the inherent uncertainty of determining fair value of portfolio investments that do not have a readily available market value, fair value of investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material. For more information, see “Determination of Net Asset Value.”

We value our investments in accordance with U.S. GAAP and fair value our investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Each of the valuation methodologies described below are at all times guided by the provisions of U.S. GAAP, and U.S. GAAP provides the framework that we use to value our investments.

During the early stages of a venture stage company’s existence, traditional valuation methods (e.g., discounted cash flow) are often a less reliable tool for valuing our investments. As such, until our portfolio companies grow to a point where traditional valuation methods apply, we will value our investments based on how they progress through capital raising cycles. In venture capital investing, venture stage companies traditionally raise capital from investors in organized funding rounds. During such funding rounds, a venture stage company will seek a lead investor who will, to their best effort, define a valuation of the company. Therefore, the valuation of our portfolio companies will typically be adjusted when a new valuation is set by the lead investor in the next funding round. As such, we also intend to adjust the valuation of our portfolio companies with each new funding round, which is the generally accepted methodology for the valuation of venture stage companies like the ones the Company intends to invest in. However, while the valuation as of the latest funding round is a prominent factor in the Company’s valuation process, it is not the only factor that the Company will consider when valuing its portfolio investments. At the outset of each investment in a portfolio company, the Company will also establish upper bound and lower bound thresholds that could trigger a re-valuation of the portfolio company. Such upper and lower bound thresholds typically represent fundamental changes in the value of the portfolio company that would affect the anticipated return on the Company’s investment. For example, an upper bound threshold could include an unexpected business or technology breakthrough or faster than anticipated revenue growth. Alternatively, a lower bound threshold could include a fundamental failure of the technology, the loss of a key customer or the success of a competitor in the same industry. If a portfolio company breaches one of these upper or lower bound thresholds, the Company will re-value the underlying investment and adjust the Company’s net asset value and, if necessary, the Company’s Initial Offering Price (if such re-valuation occurs during the Initial Offering Period). Any such re-valuations will be done consistent with the requirements of ASC 820-10-35-24C. As noted above, the valuation methodology will at all times be conducted in accordance with U.S. GAAP.

For companies that are past the venture stage, valuation methods utilized include, but are not limited to the following: comparisons to prices from secondary market transactions; public offerings; and purchase or sales transactions; as well as analysis of financial ratios and valuation metrics of the portfolio companies that issued such private equity securities to peer companies that are public, analysis of the portfolio companies’ most recent financial statements and forecasts, and the markets in which the portfolio company does business, and other relevant factors. We assign a weighting based upon the relevance of each method to determine the fair value of each investment.

At least annually, a nationally recognized independent third-party valuation firm will conduct independent appraisals and review management’s preliminary valuations and make its own independent assessment, for each investment for which there is no readily available market quotations.

Revenue Recognition

Interest and Dividend Income

Interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We stop accruing interest on investments and write off any previously accrued and uncollected interest when it is determined that interest is no longer collectible. Distributions from portfolio companies are recorded as dividend income when the distribution is received.

Fee Income

We may periodically provide services, including structuring and advisory services, to our portfolio companies. We recognize income from fees for providing such structuring and advisory services when the services are rendered or the transactions completed. We also receive upfront debt origination or closing fees in connection with our debt investments. Such upfront debt origination and closing fees are capitalized as unearned income on our balance sheet and amortized as additional interest income over the life of the debt investment.

Payment-in-Kind Interest

We may have investments in our portfolio that contain a PIK interest provision. Any PIK interest will be added to the principal balance of such investments and is recorded as income, if the portfolio company valuation indicates that such PIK interest is collectible. In order to maintain our status as a RIC, substantially all of this income must be paid out to shareholders in the form of distributions, even if we have not collected any cash.

BUSINESS

The Company

We are a newly-organized Delaware statutory trust that will operate as an internally managed registered closed-end management investment company. As an internally managed company, we are managed by our executive officers under the supervision of our Board and we do not depend on an external investment adviser.

Our investment objective is to maximize our portfolio’s long-term total return, principally by seeking capital gains on our equity investments and secondarily through ordinary income from debt and debt-like investments. We will invest principally in equity securities, including common equity and preferred equity, and to a lesser extent in alternative financing strategies such as convertible debt and preferred shares in connection with revenue sharing agreements, of what we believe to be rapidly growing venture-capital emerging companies. Our goal is for our investments to provide returns that are comparatively higher than returns on investments in publicly traded equity securities. However, because most of the companies in which we will invest will be private, early stage start-up companies that are highly speculative, have a high rate of failure and whose securities are illiquid, an investment in our shares involves substantial risk.

We intend to elect to be treated as a RIC under subchapter M of the Code. See “Certain U.S. Federal Income Tax Considerations.”

Entrepreneurs must have access to capital to fund the creation and growth of their businesses until they are able to achieve self-sustainability. Further, often times such entrepreneurs, such as entrepreneurs in technology-based businesses, generally do not qualify for traditional financing that comes from institutions such as banks. Our target investments are in companies that we believe to be growing but are in an early stage of development, which is known as the “venture” stage, and the capital provided to them as “venture capital.” At this stage, companies typically are start-up companies and small businesses that we believe have exceptional growth potential, or that have already experienced rapid growth, and that we believe have the potential to continue to expand.

Historically, venture capital investments have come from “angel investors” (private, wealthy individuals who directly invest in a start-up company) or from venture capital firms where wealthy individuals and institutions pool capital into a professionally managed fund that diversifies invested capital across a portfolio of companies. Most often, venture capital firms are private companies and investments in the venture capital firm is limited to “accredited investors.” Under the Securities Act, to qualify as an “accredited investor,” a natural person must have income exceeding $200,000 in each of the two most recent years (or join income with spouse exceeding $300,000 for each of the two most recent years) or who has an individual net worth (or joint net worth) that exceeds $1 million at the time of the purchase (excluding the value of the natural person’s primary residence). Additionally, an individual may qualify as an accredited investor if they hold certain professional certifications or meet other professional criteria. For an entity to qualify as an “accredited investor,” it must have total assets in excess of $5 million, subject to certain other requirements. Finally, a “qualified institutional buyer” or “QIB” may qualify for investments in a venture capital firm.

We offer a new, alternative approach to traditional venture capital fund investing. Often, individual investors do not meet the strenuous net worth or income thresholds necessary to qualify as an “accredited investor”). Because an investment company registered under the 1940 Act qualifies as an accredited investor under the Securities Act, we are eligible to make investments in venture stage companies. However, an investment in the Company does not require the individual to satisfy the criteria for accredited investor or QIB status. Therefore, we will provide retail investors access to investments in venture stage companies by pooling their investments in the Company and using this capital to invest in venture capital, an opportunity and asset class to which these individuals typically would not have access to. We refer to our business structure as an “Access Fund” model.

Because the Company is a registered investment company, it itself is considered an accredited investor, and thus eligible to make a venture capital investment. Because an investment in the Company does not require the individual to be an accredited investor, we refer to ourselves, and this new type of fund, as an “Access Fund.” Being an Access Fund, we grant retail investors access to investments in venture-stage companies by pooling their investments in a fund and using it as venture capital, an opportunity and asset class to which they typically would not have access to.

Investors in the Company will have access to a closed online community through which they will be able to assist the Company with their expertise as it relates to prospective and actual investments.

In addition, historically, venture capital investing has been largely concentrated in specific regions of the country, specifically California, New York and Massachusetts. According to a report published by Pitchbook and NVCA, capital for venture stage companies continues to be consolidated in the main tech hubs (e.g., California, New York, Boston) despite a record year for venture capital fundraising.3 However, many other regions of the country (such as the mid-west region) have experienced an increase in technology start-up activity and venture capital investment, and we believe there are fewer providers of capital for such venture stage companies located in these regions. As such, we believe there is an attractive opportunity to invest in such venture stage companies in regions of the country that traditional venture capital firms have not historically focused their investments.

Investment Strategy

Our investment objective is to maximize our portfolio’s long-term total return. We will seek to achieve our investment objective principally by seeking capital gains on our equity investments, typically in the form of common stock, and secondarily through ordinary income from debt and debt-like investments (e.g., convertible debt and preferred shares in connection with revenue sharing agreements). Specifically, we expect to invest approximately 70-80% of our portfolio in equity investments and 20-30% of our portfolio in debt and debt-like instruments; however, the balance of our portfolio may change over time based on a number of factors including, but not limited to, return opportunity, deal flow and other factors. We invest primarily in what we believe to be rapidly growing venture stage companies, either through direct investments or through private secondary transactions (i.e., purchases made from persons other than the issuer itself).

We are a “non-diversified” closed-end management investment company, and may hold a narrower range of investments than a diversified funds under the 1940 Act. There will be no limits on the amount of our investments in a particular portfolio company, except to the extent necessary to maintain our status as a RIC for tax purposes, which generally prevents us from investing more than 25% of the value of our assets in the securities of one issuer. For more information, see “Certain U.S. Federal Income Tax Considerations.”

Our investment strategy is based on the “first principle of value,” which refers to the general goal of venture stage companies to create a new space in a developing market by creating a new value transaction that displaces the status quo with a novel solution. This goal is often difficult to accomplish, which is why investments in such venture stage companies often involve high levels of risk.

Our target investment is twenty-five portfolio companies, each representing 3% to 7% of its expected total portfolio size, but there is no guarantee that we will have that number of portfolio companies and we may have more or fewer. Our investment strategy focuses on venture capital investments, which includes companies that are in the pre-revenue stage (or seed stage) up to companies that are in the early growth-stage. A “pre-revenue” stage company is a company that has not generated revenue off the products or services it will deliver to market. We do not currently intend to invest substantially in “pre-revenue” stage companies, but we may choose to invest in such companies in certain instances where it provides an attractive investment opportunity. An “early stage” growth company is a company that is close to or has recently delivered a product or service to market. We intend to focus our investment strategy on investing in such stage growth companies. Our investment strategy is opportunistic across industries and sectors, but we expect to focus 25% or more of our total investments in the technology sector. We will primarily invest in equity capital but may invest in other types of securities on a case-by-case basis, including convertible notes and revenue sharing agreements. Our portfolio investments will be disclosed in the annual, semi-annual and monthly reports we are required to file with the SEC.

[3]	Venture Monitor, Pitchbook & NVCA (2020), https://nvca.org/wp content/uploads/2021/01/Q4_2020_PitchBook_NVCA_Venture_Monitor.pdf.

To achieve our investment objective, we will use a number of financing methods, including but not limited to:

●	Equity – Cash investment to purchase partial ownership in a company. We may invest in either common or preferred shares.

●	Debt Instruments – Loans to companies at fixed or variable interest rates.

●	Convertible Instruments – Instruments that begin as a debt or option agreement with the intent of converting to equity in the future. These are typically some of the earliest investments in a company.

●	Revenue Sharing Agreements – Investments into a company where our return is a portion of the monthly revenues generated by the company.

Our investment strategy is opportunistic across industries and sectors, but we expect to invest 25% or more of our total assets in the technology sector. We will focus on entrepreneurs and teams that are creating innovation in their market that we believe have high growth potential and long-term, sustainable advantage in the marketplace. Specifically, we are looking for:

●	World Class Entrepreneurs – We will invest in entrepreneurs whom we believe have a unique view of the market they are pursuing and have demonstrated a capability to succeed in building a thriving enterprise.

●	Innovation in Technology and Business Models – New technologies continually revolutionize industries, often accompanied by innovation in business models, such as shifting from one-time transactions to subscription pricing models. Our focus will be to find new businesses that are delivering innovation in their market during at a time where there is a need and opportunity for such innovation to enable high growth.

●	Large Market Opportunities – We are looking for businesses that have the potential to generate tens to hundreds of millions in annual revenue by becoming a dominant industry participant in an industry that has the potential to generate such levels of revenue (typically industries that near or exceed $1 billion in annual revenue).

Once we have made an investment, our goal is to support the company as much as we can. We believe that part of our Access Fund model should include providing value to benefit our portfolio companies, which we explain in more detail below. Our mission is to provide support to our portfolio companies, with specific focus on:

●	Product/Market Fit – Achieving product/market fit involves delivering product that is serving a need in a market, evident through customer growth and revenue. Especially for technology-based start-ups, there is often a long time period from developing the business idea to achieving product/market fit.

●

Leveraging Our Fund Network – Distinctive to our Access Fund structure will be the potential for our investors to provide value to our portfolio companies through participation in a closed online community. Our goal is to leverage our investor network to provide value to our portfolio companies, in compliance with federal securities laws. For example, our investors could provide value to the portfolio companies by promoting a product launch through social media channels, providing product feedback, recommending a product to a potential customer, or a number of other activities.

The investor network will operate as follows: We will maintain a closed online community, which we will operate through a third-party, passive platform, and invite all new investors to join. To the extent the closed online community has not been formed at the time the Company accepts investments, all existing investors at the time the closed online community is formed will also be invited to join. Once an investor has joined the community, the investor will be notified when particular knowledge or expertise is required in connection with a prospective or existing investment. For example, a request might seek input on a particular technology or process, or with respect to a particular market, or the request could seek introductions to potential manufacturing or marketing partners or other similar assistance. We believe the Access Fund Model will attract investors in the Company with an interest in sharing their relevant expertise with our portfolio companies. There is no guarantee that we will attract such investors or that the assistance they provide to portfolio companies will ultimately result in an increase in the value of our investment in such companies. However, we invite all prospective investors to contact us to the extent they have relevant expertise to see how, if at all, they might be able to assist our portfolio companies. Any information disseminated to the investment community and any advice provided by an investor to a portfolio company will be done in compliance with federal securities laws, and we will have policies and procedures in place to monitor and detect any potential federal securities laws violations.

●	Founder Support – We invest in companies in which we believe in the founder(s) and the management teams and we intend to provide support for the founder(s) and teams to pursue their vision and create success.

Competitive Advantages

We believe that we benefit from the following competitive advantages in executing our investment strategy:

●	Geographic Diversity: Venture stage companies are emerging in cities and regions across the country. While venture capital investing is highly concentrated in California, New York and Massachusetts, many other large US cities are experiencing a surge in venture capital opportunities. For example, Columbus, Ohio, where we are headquartered, is home to several high growth venture stage companies and a growing universe of venture capital investors. We believe providing capital to venture stage companies in regions that have typically had less access to venture capital investing will provide an opportunity to invest in high quality venture stage companies that provide attractive investment opportunities. In addition, we may invest in areas where venture capital investing has been highly concentrated (e.g., California, New York, Massachusetts) as attractive investment opportunities arise.

●	Access Fund Investor Network: As noted above, there is potential for our investors to provide value to the venture stage companies we invest in. For instance, all venture stage companies need help gaining new customers, and we believe that our network of investors will be broad and diverse, with connections that would benefit our portfolio companies in increasing their market share. The value of this network promotion has been observed in crowdfunding campaigns and can be a significant value to venture stage companies. We intend to monitor and expand the ways our investors provide value to our portfolio companies, in compliance with federal securities laws.

●	Founder Friendly: Traditional venture stage companies rely on subsequent investors who often require incentives over and above those offered to early investors to invest in the portfolio company’s securities. As a result, venture stage companies often issue additional classes of preferred shares at each additional funding round, which may dilute the rights of common shareholders and the holders of earlier classes of preferred shares. Under our business model, it is not a prerequisite that we seek those types of rights, but will rather assess each investment opportunity on a case-by-case basis, which we believe makes our investing in a particular portfolio company more attractive to the founders than investments by typical venture capital firms.

●	Multiple Investment Options: Successful venture stage companies that have the potential to experience high growth are often overlooked by traditional venture capital firms because they do not have the growth potential to achieve necessary fund returns using an equity-only strategy, which is the investment strategy most commonly used by traditional venture capital firms. Because we intend to invest in alternative forms such as revenue sharing agreements, in addition to equity investments, we will be able to provide funding to businesses that we believe can provide strong returns to us over shorter holding periods as compared to equity investments. For example, an equity investment in a venture stage company may have an investment holding period of up to 10 years. In contrast, debt and debt-like investments in venture stage companies (e.g., convertible debt and preferred shares in connection with revenue sharing agreements) typically have investment periods of 2-4 years.

Operating and Regulatory Structure

We are a newly-organized Delaware statutory trust that will operate as an internally managed registered closed-end management investment company. Our investment objective is to maximize our portfolio’s long-term total return, principally by seeking capital gains on our equity investments and secondarily through ordinary income from debt and debt-like investments. We will invest principally in the equity securities of what we believe to be rapidly growing venture stage companies.

As a registered closed-end investment company, we are subject to regulation under the 1940 Act. See “Regulation.” In addition, we intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. See “Certain U.S. Federal Income Tax Considerations.”

Our investment activities will be managed by our Chief Executive Officer, William Zell, as well as the Company’s Chief Financial Officer, and we may add additional investment personnel as our portfolio expands. Our overall operations will be overseen by our Board. We have also entered into an administration agreement with U.S. Bank National Association (the “Administration Agreement”) under which we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including furnishing us with clerical, bookkeeping and record keeping services, as well as providing us with other administrative services. See “Administration Agreement.”

Investment Process

We expect to source investment opportunities from a broad range of sources, but all investment opportunities will be filtered through our due diligence process. The process includes:

●	Investment Opportunity Sourcing – We will actively pursue investment opportunities through our network of relationships in the venture capital industry, including other venture capital focused investors, banking and finance relationships, organizations that support entrepreneurs, and direct from entrepreneurs, as well as through our own research. A potential portfolio company that wants to be considered for an investment by us must submit an intake form (available on our website).

●	Initial Filtering – After a potential portfolio company submits an intake form on our website, the investment team will review the intake forms and filter out any submissions that do not fit our investment objective or criteria. We expect that 80% of opportunities will be filtered out at this stage.

●	Due Diligence Review – Those intake forms that our investment team identifies as potentially meeting our investment objective and criteria will undergo a thorough due diligence review, as follows:

○

Initial Review – First, the investment team will complete an initial review of the materials submitted by a potential portfolio company and conduct high level research to gather background information on the company that is publicly available, if any (e.g., company’s management, company’s business model, milestones the company has achieved to date, milestones expected to be achieved in the future, capital raised to date and additional information to assist us in our review of the potential investment).

○	Initial Conversation – Next, we will reach out to potential portfolio companies that, based on the initial review, meet our investment criteria to set up an initial discussion with the potential portfolio company’s management team. During the initial discussion, we will have the opportunity to learn more about the background of the potential portfolio company and its management team. Specifically, we will focus this discussion on three critical areas (1) the market in which the company operates (specifically, the problem that exists in the market that the company is trying to address through innovation); (2) the product and (3) the management team (e.g., background, qualifications).

○	Due Diligence Checklist – Concurrent with the initial conversation stage of due diligence, we will also begin gathering critical documents and data we will require for our due diligence review including, but not limited to, marketing materials, formation documents, financial data, shareholder agreements, director information, management information, financial model and budget, intellectual property schedule, material customer contracts and purchase orders, employee stock option plans, management compensation plans, insurance policies, real estate contracts and other key agreements.

○

Formal Diligence – During the formal diligence stage, our investment team will conduct an in-depth analysis of the potential portfolio company guided by its investment strategy, which is based on the “first principle of value.” During the formal diligence stage, we will focus on three aspects of the “first principle of value”: (1) market opportunity, (2) the new value of the proposed product as compared to products that are currently available in the market and (3) the process it would take for a customer using a currently available solution to convert to using the product/solution of the venture stage company, or what we call “overcoming the pain of change to displace the status quo”. This third prong is often where venture stage companies fail. A company may have a superior product/service, but the improvement is not significant enough to cause customers to leave the status quo in favor of their new product/solution. To understand the status quo of the market and the viability of the product/solution of the venture stage company, we will rely on outside relationships with individuals who have expertise in the relevant market or technology. For example, we may rely on a member of our investor community (as described in “—Leveraging the Fund Network” below) who has expertise in the technology a potential portfolio company is proposing. As discussed in further detail in “Leveraging the Fund Network,” we will have policies and procedures in place ensure that any investor whose expertise is relied upon in the diligence process enters into nondisclosure and standstill agreements if such investor becomes aware of non-public information relating to the potential investment, such that they would not be able to use such non-public information for their personal benefit.

During the formal diligence stage, we will also engage in a review of the potential portfolio company’s business model to understand the potential return on our investment. Because many venture stage investments that we may make will be generating little to no revenue, any financial projections provided will likely be an unreliable tool to derive a valuation of the company using traditional methods such as Discounted Cash Flow modeling. However, the financial projections are an important part of the due diligence process as they allow us to understand how the potential portfolio company’s management is developing the business model to generate significant revenue growth and ultimately a profitable business model. During the due diligence process, our Chief Financial Officer will conduct an analysis of the prospective investment to model expected returns for the investment.

●	Deal Terms – After the formal due diligence process has concluded, and once we determine that a company is an appropriate investment based on our investment objective and criteria, we will begin negotiations with the potential portfolio company. This process may differ depending on the stage of funding of the prospective portfolio company. For example, if we are a lead investor in the potential portfolio company (typically the first institutional investor in the portfolio company), we will engage in negotiations with the potential portfolio company to determine the terms of the potential investment, which negotiations will be guided by a variety of considerations, including the type of investment (i.e., equity, debt) and market comparisons of other early stage companies in the same or similar markets. Alternatively, if the potential portfolio company has already secured a lead investor for the round of funding,[4] the lead investor has likely already set the terms of the investment for subsequent investors and we will need to determine whether such terms are appropriate in light of our investment objective and criteria.

●	Investment Committee: Companies that have successfully made it through due diligence will be presented to our investment committee. The investment committee must unanimously approve an investment in order for it to be approved.

Competition

Our primary competitors include professional investment firms who invest in early stage startup companies, as well as other specialty finance companies including late stage venture capital funds, private equity funds, public funds investing in private companies and business development companies. Many of these entities have greater financial and managerial resources than we will have. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Related to Our Business and Structure.”

Employees

As an internally managed fund, the Company directly employs all management and other employees. Our objective over time is to build a team of highly talented investment and operational professionals to execute our investment objective. As a start-up ourselves we will only bring on new team members when capacity demands it.

Properties

Our principal office is located at 175 S. Third, Suite 200, Columbus, Ohio 43215. Our office facilities are suitable and adequate for our business as it is presently conducted.

Legal Proceedings

Although we may, from time-to-time, be involved in litigation arising out of our operations in the normal course of business or otherwise, we are not currently a party to any pending material legal proceedings.

[4]	Venture stage companies traditionally raise capital from investors in an organized “funding round”. This is where a target amount of capital is raised at one time in order to provide the company with resources to pursue its business plan. Venture funding rounds traditionally are named in the following manner – Seed Round, Series A, Series B, Series C, and so on. A venture backed company will stop raising capital when the business is generating enough cash flow in order to sustain the growth objectives of the company.

MANAGEMENT

Our Board oversees our management. The Board currently consists of three members who will each serve for an indefinite term. Two members of the Board are not “interested persons” of the Company within the meaning of Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “independent trustees.” Our Board elects our officers, who serve at the discretion of the Board. The responsibilities of each trustee will include, among other things, the oversight of our investment activity, the monthly valuation of our assets, and oversight of our financing arrangements. The Board has also established an Audit Committee and may establish additional committees in the future.

Trustees and Executive Officers

Trustees

Information regarding the Board is as follows:

Name	Age	Position	Trustee Since
Interested Trustees
William L. Zell	36	Chief Executive Officer	2019
Independent Trustees
R. Jeffrey Young	55	Trustee	2020
Lindsay Karas Stencel	37	Trustee	2020

The address for each of our trustees is 175 S. Third, Suite 200, Columbus, Ohio 43215.

Executive Officers Who Are Not Trustees

Name	Age	Position
Michelle Murcia	52	Chief Financial Officer and Treasurer
Roger Pries	54	Chief Compliance Officer

Biographical Information

Trustees

Our trustees have been divided into two groups — interested trustees and independent trustees. An interested trustee is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Trustees

Mr. Zell is an “interested person” of the Company as defined in the 1940 Act due to his position as Chief Executive Officer.

William L. Zell is the founder of the Company and has served as our Chief Executive Officer and Chair of our Board since 2019 and is primarily responsible for overall investment strategies and portfolio management. Mr. Zell founded his first company, LFH Properties & Investments, LLC in 2006, focused on real estate investing in his hometown near Columbus, Ohio. Mr. Zell has also co-founded three technology companies; Huddlewoo in 2012, ConnectToHome in 2013, and Nikola Labs in 2014. He currently serves as Co-Chief Executive Officer of Nikola Labs and has led the company through commercialization, raising over $14 million of venture capital, while growing the team to more than 30 employees. Mr. Zell was recognized as an Executive of the Year in 2019 by Columbus Business First and was nationally recognized by the White House as an Empact 100 Honoree in 2011, a recognition for the most promising entrepreneurs under age 30. Mr. Zell attended The Ohio State University. Mr. Zell’s depth of experience in managerial positions in technology-based start-ups, as well as his intimate knowledge of our business and operations, gives the Board valuable industry-specific knowledge and expertise on these and other matters.

Independent Trustees

The following trustees are not “interested persons” of the Company, as defined in the 1940 Act.

Lindsay Karas Stencel has nearly 15 years of experience in venture capital. Ms. Stencel is currently a partner at Thompson Hine LLP running the Venture Capital and Emerging Companies group in Columbus, Ohio, where she focuses on growing venture capital, and increasing capital access generally, for entrepreneurs throughout the Midwest. Prior to joining Thompson Hine, Ms. Stencel served as the Chief Operating Officer, and subsequently Chief Investment Officer, at Launch New York, Inc., a venture development organization that works to provide mentorship and funding to seed stage businesses. Prior to joining Launch New York, Inc., Ms. Stencel served as a partner and Chief Legal Counsel at a Midwest-focused venture capital firm that invests in pre-seed, seed early stage and growth stage technology companies. Simultaneously, Ms. Stencel ran her own private practice representing emerging and diverse venture fund managers across the country, startup clients and founders, investors, and small businesses, assisting with venture fund formation and strategic deal formation, deal structuring and other corporate legal matters. Ms. Stencel has a B.A. from Canisius College, a M.B.A. from The Ohio State University and a J.D. from The Ohio State University Michael E. Moritz College of Law. Ms. Stencel’s experience in venture capital stage investing provides the Board with expertise that is highly relevant and valuable.

R. Jeffrey Young is a seasoned executive in financial services, including client services, product development, sales and operations. Mr. Young is an Enterprise Strategist working in Asset Management Solutions for FIS, where he is responsible for a variety of product initiatives linked to asset management solutions, including fund accounting and transfer agency services, as well as supporting business development teams and transfer agency clients. Previously, Mr. Young served as Vice President, Director of Relationship Management of Ultimus Fund Solutions, LLC. Prior to the acquisition of Huntington Asset Services by Ultimus Fund Solutions, he served as President of both Huntington Asset Services, Inc. and its affiliated broker-dealer, Unified Financial Securities, Inc., where he was responsible for the company’s fund administration, distribution and institutional custody businesses. He has also served as the Chairman of the Board of Huntington Asset Services’ Valued Advisers Trust since its inception in 2008 and as Chairman of the Board of the Capitol Series Trust since its inception in 2013. Additionally, he serves as the Chief Executive Officer for the Valued Advisers Trust. Mr. Young has significant experience in mutual fund board governance, operations and administration, investment management operations, organizational design, marketing and product development. Mr. Young has bachelor of business administration and master of business administration degrees from Ohio University. Mr. Young’s experience in fund management and operations provides the Board with expertise that is highly relevant and valuable.

Executive Officers

Michelle Murcia has more than 25 years of finance, accounting, administration and investment experience in publicly traded, privately held and not-for-profit corporations, including start-ups and billion-dollar enterprises. .  Ms. Murcia currently serves as the Company’s Chief Financial Officer pursuant to an agreement between the Company and Book+Street. Ms. Murcia has served as a C-level consultant to early-stage start-up companies since 2013 providing strategic financial services as their contract Chief Financial Officer, advising on a number of complex financial transactions, and to an investment advisory firm as Venture Partner, supporting the investment process for series B, C and later stage syndicated venture transactions, including due diligence, financial modeling, investment document preparation and portfolio reporting. Ms. Murcia is a Certified Public Accountant, Certified Equity Professional and received her B.S. from California State University, San Marcos, and M.B.A. from The Ohio State University.

Roger Pries has more than 25 years of experience in the financial services industry. Mr. Pries currently serves as the Company’s Chief Compliance Officer pursuant to an agreement between the Company and Foreside Fund Services, LLC (“Foreside”). Prior to joining Foreside, Mr. Pries served as a Compliance Officer at Citi Fund Services from 2016 to 2019. Mr. Pries also served as an Ops Risk Officer at Citi Fund Services from 2007 to 2016. Mr. Pries received his B.A. from Kent State University.

Portfolio Manager

William Zell and Michelle Murcia will be responsible for directing the investment and reinvestment of the assets of the Company. As the Company increases assets under management, additional team members may be added.

Board Leadership Structure

Our Board monitors and performs an oversight role with respect to the business and affairs of the Company, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Company. Among other things, our Board approves the appointment of our officers, reviews and monitors the services and activities performed by our executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under our Declaration of Trust, our Board may designate a Chair to preside over the meetings of the Board and meetings of the shareholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chair of the Board should be an independent trustee and believe that we should maintain the flexibility to select the Chair and reorganize the leadership structure, from time-to-time, based on the criteria that is in the best interests of the Company and its shareholders at such times.

William Zell serves as the Chair of our Board. Mr. Zell is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is Chief Executive Officer of the Company. We believe that Mr. Zell’s extensive depth of experience in managerial positions in technology-based start-ups, as well as his intimate knowledge of our business and operations, qualify him to serve as the Chair of our Board. We believe that the Company is best served through this existing leadership structure.

Our Board does not currently have a designated lead independent trustee. We are aware of the potential conflicts that may arise when non-independent trustees serve as designated lead trustee and as Chair of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent trustees in executive session without the presence of interested trustees and management and the establishment of an audit committee of the Board (the “Audit Committee”) comprised solely of independent trustees.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet the Company’s needs.

Board’s Role in Risk Oversight

Our Board performs its risk oversight function primarily through its Audit Committee, which is comprised solely of independent trustees and reports to the entire Board, and active monitoring by our Chief Compliance Officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board,” the Audit Committee assists the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of the Company’s financial statements. The Audit Committee’s risk oversight responsibilities also include establishing guidelines and making recommendations to our Board regarding the valuation of our investments.

Our Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of our compliance policies and those of our service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of our compliance policies and procedures and those of our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the independent trustees at least once each year.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which our Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. To date, our Board held one meeting, our Audit Committee held one meeting, our Compensation Committee held one meeting and our Nominating and Corporate Governance Committee held one meetings. All incumbent trustees attended at least 100% of the aggregate number of meetings of the Board and of the respective committees on which they serve. We require each trustee to make a diligent effort to attend all board and committee meetings.

Audit Committee

The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee and which is made available on our website at http://zellcapital.com. The Audit Committee’s responsibilities include selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements. The Audit Committee also establishes guidelines and makes recommendations to our Board regarding the valuation of our investments. The Board and Audit Committee utilize the services of nationally recognized third-party valuation firms to help determine the fair value of our securities that are not publicly traded and for which there are no readily available market quotations, including securities that, while listed on a private securities exchange, have not actively traded.

The Audit Committee is currently composed of R. Jeffrey Young and Lindsay Karas Stencel, neither of whom are “interested persons” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. R. Jeffrey Young serves as Chair of the Audit Committee. Our Board has determined that R. Jeffrey Young is an “Audit Committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. R. Jeffrey Young and Lindsay Karas Stencel meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

Compensation Committee

The Compensation Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Compensation Committee and which is made available on our website at http://zellcapital.com. The Compensation Committee is responsible for reviewing and evaluating compensation and making recommendations to the Board regarding incentive compensation. In addition, the Compensation Committee is responsible for assisting the Board with matters related to compensation generally, including trustee compensation. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the Compensation Committee. The Compensation Committee consists of R. Jeffrey Young and Lindsay Karas Stencel, both of whom are considered independent for purposes of the 1940 Act. R. Jeffrey Young serves as the chair of the Compensation Committee.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee operates pursuant to a charter approved by our Board, which is made available on our website at http://zellcapital.com. The members of the Nominating and Corporate Governance Committee are R. Jeffrey Young and Lindsay Karas Stencel, none of whom are “interested persons” of the Company as that term is defined in Section 2(a)(19) of the 1940 Act. Lindsay Karas Stencel serves as Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating trustees for election by our shareholders, selecting nominees to fill vacancies on the Board or a committee thereof, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Nominating and Corporate Governance Committee’s policy is to consider nominees properly recommended by our shareholders in accordance with our charter and applicable law.

The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to us, our shareholders and our Board. In considering possible candidates for election as a trustee, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting trustees who:

●	have a reputation for integrity, honesty and adherence to high ethical standards;

●	are free of any conflict of interest that would impair the trustee’s ability to represent the interests of all the Company’s shareholders and to fulfill the responsibilities of a trustee;

●	have a commitment to understand the Company and its industry and to regularly attend and participate in meetings of the Board and its committees;

●	have the interest and ability to understand the sometimes conflicting interests of the various constituencies of the Company, which include shareholders, employees, customers, creditors and the general public and to act in the interests of all shareholders; and

●	are free from a conflict of interest that would impair the nominee’s ability to represent the interests of all the Company’s shareholders and to fulfill the responsibilities of a trustee.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying trustee-nominees. In determining whether to recommend a trustee-nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending trustee-nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting trustee-nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a Board that best serves our needs and the interests of our shareholders.

Compensation of Trustees

The Independent Trustees receive a quarterly fee of $1,500, which is contingent upon each Independent Trustee’s attendance at the Company’s Board and committee meetings for the applicable quarter. Independent Directors will also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with each Board and committee meeting attended in person.

Compensation of Executive Officers

We will be operated like many of the venture stage companies we will invest in. In the early days of formation we will use available capital for the most critical investments to generate returns. In our case, that is using available capital primarily for investing in venture stage companies and also for marketing efforts to attract new investors into the Company. For every dollar invested in the Company, we intend to work diligently to keep the following expense allocations: (1) 92% to invest in start-up companies (2) 6% or less for expenses related to attracting new investors; and (3) 2% for operational expenses (e.g., salaries, legal, accounting, administration). These expenses will be disclosed in our regulatory filings and supplements to this prospectus as needed.

During the Initial Offering Period, the management of the Company will work diligently to minimize operations cost to the extent practicable. As the team is built out we will compensate team members with both salary and equity compensation, which may take the form of options to purchase our securities, restricted shares of our securities or similar benefits to the extent permitted under the 1940 Act or any relief granted by the SEC therefrom. It will be expected that Executive Officers and senior management will have salary compensation below market rates until the time that the Company is sufficiently funded and has operational stability. As the Company matures, employee and executive officers will receive the salaries and be entitled to bonus compensation pursuant to their employment agreements as described above.

Indemnification Agreements

We have entered into indemnification agreements with our trustees and executive officers. The indemnification agreements are intended to provide our trustees and executive officers the maximum indemnification permitted under Delaware law and the 1940 Act. Each indemnification agreement provides that the Company shall indemnify the trustee or officer who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Delaware law and the 1940 Act.

CONFLICTS OF INTEREST AND RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS

Our executive officers and trustees serve or may serve as officers and trustees of entities that operate in a line of business similar to our own, including new entities that may be formed in the future. Accordingly, they may have obligations to investors in those entities, the fulfillment of which will divert their attention away from our business matters in a manner that might not be in the best interests of us or our shareholders.

While the investment focus of each of these entities may be different from our investment objective, it is likely that new investment opportunities that meet our investment objective will come to the attention of one of these entities, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, our executive officers and trustees will act in the best interest of the Company consistent with their applicable fiduciary duties under law so that we will not be disadvantaged.

We are generally prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of the majority of our trustees who are not interested persons and, in some cases, prior approval by the SEC. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and trustees. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek Board review and approval or exemptive relief for such transaction. Our Board will review these procedures on an annual basis.

We have adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act which will apply to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, trustees and employees. Our officers and trustees also remain subject to the fiduciary obligations imposed by both the 1940 Act and applicable state law. Our code of ethics requires that all employees and trustees avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our code of ethics, each employee and trustee will be required to disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Board will be charged with approving any waivers under our code of ethics.

Zell Access Innovation, LLC provided an initial $12,525 capital in exchange for Shares purchased at a price of $20.00 per share prior to the effectiveness of the registration statement. Mr. Zell is the sole owner of Zell Access Innovation, LLC.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The following table sets forth information regarding the beneficial ownership of Shares as of May 10, 2021 by (i) those persons who directly or indirectly own, control or hold with the power to vote 5% or more of our outstanding Shares, (ii) each of our trustees and officers and (iii) all of our officers and trustees as a group of the Company. The Company’s trustees are divided into two groups - independent trustees and interested trustees. Interested trustees are “interested persons” of Zell Capital as defined in Section 2(a)(19) of the 1940 Act. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power. Unless otherwise indicated, the address of all executive officers and trustees is c/o Zell Capital, 175 S. Third, Suite 200, Columbus, Ohio 43215.

	Immediately prior to the initial public offering		Immediately after initial public offering(1)
Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(2)	Percentage of Class	Number of Shares Owned Beneficially(2)	Percentage of Class
Interested Trustees:
William L. Zell	676.25	4.50%	676.25	4.50%

Independent Trustees:
R. Jeffrey Young	--	--%	--	--%
Lindsay Karas Stencel	--	--%	--	--%

Officers Who Are Not Trustees
Michelle Murcia	--	--%	--	--%
Roger Pries	--	--%	--	--
All Trustees and Officers as a group(3)	676.25	4.50%	676.25	4.50%
5% Ownership	--	--%	--	-%
Gravity Investments, LLC(3)	7,500	50.25%	7,500	50.25%
Fred Tanne(4)	5,000	33.50%	5,000	33.50%
Mark Robinson(5)	1,250	8.37%	1,250	8.37%

*	Represents less than one percent (1.0%)
(1)	Assumes issuance of 14,926.250 Shares offered hereby.
(2)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act.
(3)	The address of Gravity Investments, LLC is 393 N Columbia Ave, Columbus, Ohio 43209. The Shares held by Gravity Investments, LLC, may be deemed to be beneficially owned by Brett Kaufman and Matthew Grossman by virtue of their ownership interest in Gravity Investments, LLC.
(4)	Includes 2,500 shares through Co-Tanne Family, LLC. The address for each of Mr. Tanne and Co-Tanne Family, LLC is 3300 S. Dixie Highway, Suite 1-206, West Palm Beach, FL 33405.
(5)	The address for Mark Robinson is 4153 Twp Rd 180, Bellefontaine, Ohio 43311.

The following table sets forth the dollar range of our equity securities that are beneficially owned by each of our trustees as of May 10, 2021.

Name of Trustee	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Trustee
William L. Zell	$10,001-$50,000
Independent Trustees
R. Jeffrey Young	None
Lindsay Karas Stencel	None

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on a price per Share of $20. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

REGULATION

General

We are a newly organized, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act. As a registered closed-end investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

●	change our classification to an open-end management investment company;

●	except in each case in accordance with our policies with respect thereto set forth in this prospectus, borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

●	deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this prospectus, deviate from any investment policy which is changeable only if authorized by shareholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or

●	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our trustees must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we will be prohibited from protecting any trustee or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our trustees who are not interested persons and, in some cases, prior approval by the SEC.

We are permitted, under specified conditions, to issue one class of indebtedness and one class of shares senior to our Shares if our asset coverage, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, is at least equal to 300% immediately after each such issuance. We are also permitted to issue promissory notes or other evidences of indebtedness in consideration of a loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, provided that our asset coverage is at least equal to 300% immediately thereafter. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is shares, except that in each case any such class of indebtedness or shares may be issued in one or more series. We may also borrow amounts up to 5% of the value of our gross assets for temporary purposes without regard to asset coverage. For a discussion of the risks associated with borrowing, see “Risk Factors — Risks Relating to Our Business and Structure — We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”

We will generally not be able to issue and sell our Shares at a price below NAV per share. See “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a closed-end investment company affect our ability to, and the way in which we, raise additional capital.” We may, however, sell our Shares, or at a price below the then-current NAV of our Shares if our Board determines that such sale is in our best interests and the best interests of our shareholders, and our shareholders approve such sale. In addition, we may generally issue new Shares at a price below NAV in rights offerings to existing shareholders, in payment of distributions and in certain other limited circumstances.

As a registered closed-end management investment company, we will generally be limited in our ability to invest in any portfolio company in which our principals or any of our principals’ affiliates currently has an investment or to make any co-investments with our principals or our principals’ affiliates without an exemptive order from the SEC, subject to certain exceptions.

Although we do not presently expect to do so, we are authorized to borrow funds up to an amount not to exceed the limitations of the 1940 Act to make investments. We may also borrow funds, consistent with the foregoing limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a registered closed-end management investment company, we will be subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”

Temporary Investments

Pending investment in portfolio securities consistent with our investment objective and strategies described in this prospectus, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally will not permit investments by our employees in securities that may be purchased or held by us. You will be able to obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. The code of ethics is also available on our website at http://zellcapital.com.

Compliance Policies and Procedures

We have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and we are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated a Chief Compliance Officer to be responsible for administering the policies and procedures. Roger E. Pries serves as our Chief Compliance Officer.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

●	pursuant to Rule 30a-2 of the 1940 Act, our Chief Executive Officer and Chief Financial Officer and must certify the accuracy of the financial statements contained in our periodic reports;

●	pursuant to Form N-CSR, our semi-annual reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

●	pursuant to Form N-CSR, our semi-annual reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses; and

●	pursuant to Form N-CEN, we must disclose whether any material weaknesses in our internal controls were reported by our independent registered public auditors during their audit of our annual financial statements.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We vote proxies relating to our portfolio securities in the best interest of our shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions are made by our management, which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Information regarding how we vote proxies relating to portfolio securities will be available: (1) on our website at http://zellcapital.com; and (2) on the SEC’s website at http://www.sec.gov.

Privacy Policy

We are committed to protecting your privacy. This privacy policy, which is required by federal law, explains privacy policies of the Company and its affiliated companies. This notice supersedes any other privacy notice you may have received from the Company, and its terms apply both to our current shareholders and to former shareholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase our Shares, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

●

We may disclose shareholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

●	If required by law, we may disclose shareholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

DETERMINATION OF NET ASSET VALUE

Under Section 2(a)(41), of the 1940 Act, the value of an investment is equal to its market quotation, if readily available, or its “fair value,” if there is no readily available market quotation. Because we expect that the overwhelming majority of our investments will have no market quotations, most of our portfolio companies will be valued by their fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Board determines the fair value of our investments on at least a monthly basis and at such other times when it feels it would be appropriate to do so given the circumstances. A determination of fair value involves subjective judgments and estimates and depends on the facts and circumstances present at each valuation date. Due to the inherent uncertainty of determining fair value of portfolio investments that do not have a readily available market value, fair value of investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

Financial Accounting Standards Board Account Standards Condition Topic 820: Fair Value Measurements and Disclosures (“ASC 820”) specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable that establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1—Valuations based on unadjusted quoted prices for identical assets or liabilities in an active market that the Company has the ability to access at the measurement date.

Level 2—Valuations based on observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data at the measurement date for substantially the full term of the assets or liabilities.

Level 3—Valuations based on unobservable inputs that reflect management’s best estimate of what market participants would use in pricing the asset or liability at the measurement date. Consideration is given to the risk inherent in the valuation technique and the risk inherent in the inputs to the model. The majority of our investments are Level 3 investments and are subject to a high degree of judgment and uncertainty in determining fair value.

When the inputs used to measure fair value fall within different levels of the hierarchy, the level within which the fair value measurement is categorized is based on the lowest level input that is significant to the fair value measurement in its entirety. For example, a Level 3 fair value measurement may include inputs that are observable (Levels 1 and 2) and unobservable (Level 3).

Securities for which reliable market quotations are not readily available will each have its fair value determined as follows:

1.	The monthly valuation process begins with each investment being initially valued by the investment professionals of the Company responsible for the portfolio investment;

2.	At least annually, a nationally recognized independent third-party valuation firm will conduct independent appraisals and review management’s preliminary valuations and make its own independent assessment, for each investment for which there is no readily available market quotations;

3.	The Audit Committee discusses the valuations and recommends to the Board a fair value for each investment in the portfolio based on the input of management and the independent third-party valuation firm; and

4.	The Board then discusses the valuations recommended by the Audit Committee and determines in good faith the fair value of each investment in the portfolio.

We value our investments in accordance with U.S. GAAP and fair value our investment portfolio in accordance with the provisions of the FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Each of the valuation methodologies described below are at all times guided by the provisions of U.S. GAAP, and U.S. GAAP provides the framework that we use to value our investments.

During the early stages of a venture stage company’s existence, traditional valuation methods (e.g., discounted cash flow) are often a less reliable tool for valuing our investments. As such, until our portfolio companies grow to a point where traditional valuation methods apply, we will value our investments based on how they progress through capital raising cycles. In venture capital investing, venture stage companies traditionally raise capital from investors in organized funding rounds. During such funding rounds, a venture stage company will seek a lead investor who will, to their best effort, define a valuation of the company. Therefore, the valuation of our portfolio companies will typically be adjusted when a new valuation is set by the lead investor in the next funding round. As such, we also intend to adjust the valuation of our portfolio companies with each new funding round, which is the generally accepted methodology for the valuation of venture stage companies like the ones the Company intends to invest in. However, while the valuation as of the latest funding round is a prominent factor in the Company’s valuation process, it is not the only factor that the Company will consider when valuing its portfolio investments. At the outset of each investment in a portfolio company, the Company will also establish upper bound and lower bound thresholds that could trigger a re-valuation of the portfolio company. Such upper and lower bound thresholds typically represent fundamental changes in the value of the portfolio company that would affect the anticipated return on the Company’s investment. For example, an upper bound threshold could include an unexpected business or technology breakthrough or faster than anticipated revenue growth. Alternatively, a lower bound threshold could include a fundamental failure of the technology, the loss of a key customer or the success of a competitor in the same industry. If a portfolio company breaches one of these upper or lower bound thresholds between funding rounds, the Company will re-value the underlying investment and adjust the Company’s net asset value and, if necessary, the Company’s Initial Offering Price (if such re-valuation occurs during the Initial Offering Period). Any such re-valuations will be done consistent with the requirements of ASC 820-10-35-24C. Further, any change in our net asset value will be reflected in the Board’s next monthly determination of our net asset value. Additionally, as noted above, the valuation methodology will at all times be conducted in accordance with U.S. GAAP.

To illustrate the venture capital valuation process through capital raising cycles, we have provided two examples of determining fair value in two scenarios (1) a successful cycle where the portfolio company appreciates in value and (2) a down-round cycle.

Example 1

1.	The Company makes a $500,000 investment into Start-up XYZ at a $2 million pre-money valuation, purchasing 20% ownership in the company. The value of the investment is set at $500,000 and may not change until the next funding round.

2.	Start-up XYZ uses the $500,000 to fund business operations and growth and in 12 months is ready to raise the next round of capital.

3.	Start-up XYZ finds a lead investor for the next funding round and determines to raise $4 million at a $10 million pre-money valuation, selling 28% of the company to new investors. The valuation of Start-up XYZ will be based on comparable investor-backed companies as well as business metrics and milestones achieved.

4.	The Company chooses not to invest in the funding round, and after it is successfully closed, the Company will perform a new valuation of this holding.

5.	The Company’s original 20% ownership in the company is diluted by the 28% that is sold to new investors, so the ownership stake in the company after the funding round is 14.4%. The cash value of the investment is the total enterprise value of $14 million ($10 million initial valuation plus $4 million in new capital) multiplied by the 14.4% ownership, or $2,016,000. This would create a paper gain of $1,516,000 above the original investment of $500,000, and the Company would account for that gain in the adjustment of the NAV of the Company.

6.	Start-up XYZ will use the $4 million in new investor capital to fund business operations and growth to lead to a next funding round or liquidity event. At each new funding round a similar valuation exercise will take place. It can be expected that the Company’s portfolio companies experience several rounds of financing prior to an exit or liquidity event.

7.	At each stage of financing it would be standard for the Company to face dilution created by new capital being invested into the company. The overall objective is to support our start-ups in using capital they raise to create market success and to increase the equity value of the company, so as dilution is created in new financing rounds, the value of our holdings continues to increase.

8.	In the worst-case scenario, Start-up XYZ goes out of business and no capital is returned to the Company. The Company would recognize a full loss of the original $500,000 investment.

Example 2

Investments in venture stage companies are high-risk, and it is likely that we will have portfolio companies that will decrease in value in later funding rounds, as compared to the valuation we invested (i.e., a “down round”). The following is an example of this scenario.

1.	The Company makes a $500,000 investment into Start-up XYZ at a $2 million pre-money valuation, purchasing 20% ownership in the company. The value of the investment is set at $500,000 and may not change until the next funding round.

2.	Start-up XYZ uses the $500,000 to fund business operations and growth and in 12 months is ready to raise the next round of capital.

3.	Start-up XYZ finds a lead investor for the next funding round, but because the company has not achieved goals, or is struggling for a number of reasons, they cannot raise at a higher valuation. The company finds a lead investor and determines to raise $750,000 at a $1.5 million pre-money valuation, selling 33% of the company to new investors.

4.	The Company chooses not to invest in the funding round, and after it is successfully closed, the Company will perform a new valuation of this holding.

5.	The Company’s original 20% ownership in the company is diluted by the 33% that is sold to new investors, so the ownership stake in the company after the funding round is 13.4%. The cash value of the investment is the total equity value of $2.25 million ($1.5 million initial valuation plus $750,000 in new capital) multiplied by the 13.4% ownership, or $301,500. This would create a paper loss of $198,500 below the original investment of $500,000, and the Company would account for that loss in the adjustment of the NAV of the Company.

6.	Start-up XYZ will use the $750,000 in new investor capital to fund business operations and work to gain positive traction, which will likely lead to a next funding round or liquidity event. At each new funding round a similar valuation exercise will take place. It can be expected that the Company’s portfolio companies experience several rounds of financing prior to an exit or liquidity event.

7.	At each stage of financing it would be standard for the Company to face dilution created by new capital being invested into the company. The overall objective is to support our start-ups in using capital they raise to create market success and to increase the equity value of the company, so as dilution is created in new financing rounds, the value of our holdings continues to increase.

8.	In the worst-case scenario, Start-up XYZ goes out of business and no capital is returned to the Company. The Company would recognize a full loss of the original $500,000. We expect to face this situation with startups in the portfolio.

For companies that are past the venture stage, valuation methods utilized include, but are not limited to the following: comparisons to prices from secondary market transactions; public offerings; and purchase or sales transactions; as well as analysis of financial ratios and valuation metrics of the portfolio companies that issued such private equity securities to peer companies that are public, analysis of the portfolio companies’ most recent financial statements and forecasts, and the markets in which the portfolio company does business, and other relevant factors. We assign a weighting based upon the relevance of each method to determine the fair value of each investment.

At least annually, a nationally recognized independent third-party valuation firm will conduct independent appraisals and review management’s preliminary valuations and make its own independent assessment, for each investment for which there is no readily available market quotations.

Determinations in Connection with Offerings

In connection with each monthly closing, our Board or its delegates will determine the then current net asset value of our common stock as of a time within 48 hours of the sale of our Shares, pursuant to Section 23(b) of the 1940 Act. Our Board or its delegates will consider the following factors, among others, in making such determination:

●	the NAV of our Shares disclosed in the most recent periodic report that we filed with the SEC;

●	our management’s assessment of whether any material change in the NAV of our Shares has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed NAV of our Shares and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our Shares; and

●	the magnitude of the difference between (i) a value that our Board or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) NAV of our Shares, which is generally based upon the NAV of our Shares disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the NAV of our Shares since the date of the most recently disclosed NAV of our Shares, and (ii) the offering price of our Shares in the proposed offering.

Following the Board’s monthly determination of net asset value, the Company’s then-current NAV will be displayed prominently on the Company’s website at http://zellcapital.com. These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DISTRIBUTION REINVESTMENT PLAN

We intend to adopt a distribution reinvestment plan, through which all income dividends and/or capital distributions will automatically be reinvested in additional Shares of the fund, unless a shareholder elects to receive cash as provided below. In this way, a shareholder can maintain an undiluted investment in us and still allow us to pay out the required distributable income.

No action is required on the part of a shareholder to reinvest dividends and/or capital gain distributions in shares of the Fund. A shareholder may elect to receive dividends and/or capital gain distributions in cash by notifying the transfer agent in writing or by calling so that such notice is received no later than 10 days prior to the record date for distributions to investors. The transfer agent will, instead of crediting shares to the shareholder’s account, pay by an ACH (Automatic Clearing House) debit of your bank account of record or check mailed directly to the shareholder.

Those shareholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

The price at which Shares will be reinvested under the distribution reinvestment plan will be based on the Initial Offering Price during the Initial Offering Period. After the Initial Offering Period is closed, Shares will be reinvested at net asset value, as determined by the Board.

The number of shares to be issued to a shareholder is determined by dividing the total dollar amount of the distribution payable to such shareholder by the net asset value on the distribution date for such distribution. The number of Shares to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our shareholders have been tabulated.

There is no charge to shareholders for receiving their distributions in the form of additional Shares. The plan administrator’s fees for handling distributions in Shares are paid by us. There are no brokerage charges with respect to Shares we have issued directly as a result of distributions payable in Shares.

Shareholders who receive distributions in the form of Shares are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their distributions in cash. A shareholder’s basis for determining gain or loss upon the sale of Shares received in a distribution from us will be equal to the total dollar amount of the distribution payable to the shareholder.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701 or by phone at 1-888-484-1944.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain U.S. federal income tax considerations applicable to us and to an investment in our Shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including persons who hold our Shares as part of a straddle or a hedging, integrated or constructive sale transaction, persons subject to the alternative minimum tax, tax-exempt organizations, insurance companies, brokers or dealers in securities, pension plans and trusts, persons whose functional currency is not the U.S. dollar, U.S. expatriates, regulated investment companies, real estate investment trusts, personal holding companies, persons who acquire our Shares in connection with the performance of services, and financial institutions.. This summary assumes that investors hold our Shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this registration statement and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

This summary does not discuss the consequences of an investment in shares of our preferred shares, debt securities or warrants representing rights to purchase our Shares, preferred shares or debt securities. The U.S. federal income tax consequences of such an investment will be discussed in a relevant prospectus supplement.

A “U.S. shareholder” generally is a beneficial owner of shares who is for U.S. federal income tax purposes:

●	a citizen or individual resident of the U.S. including an alien individual who is a lawful permanent resident of the U.S. or meets the “substantial presence” test under Section 7701(b) of the Code;

●	a corporation or other entity taxable as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the U.S., any state thereof, or the District of Columbia;

●	a trust, if a court in the U.S. has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. shareholder” is a beneficial owner of shares that is an individual, corporation, trust or estate and is not a U.S. shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding our Shares should consult its tax advisors with respect to the purchase, ownership and disposition of our Shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in our Shares will depend on the facts of its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As soon as practicable after this offering, we intend to elect to be treated and to qualify each year thereafter as a RIC. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our shareholders as dividends. To qualify and maintain our qualification as a RIC, we must, among other things, meet certain source-of-income and asset-diversification requirements (as described below). In addition, to qualify for RIC tax treatment, we must distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

For any taxable year in which we:

●	qualify as a RIC; and

●	satisfy the Annual Distribution Requirement;

We will not be subject to U.S. federal income tax on the portion of our income we distribute (or deem as distributed) to shareholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our shareholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (a) 98% of our net ordinary income for each calendar year, (b) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (c) any income realized, but not distributed, in the preceding year and on which we paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). For this purpose, however, any net ordinary income or capital gain net income retained by us that is subject to corporate income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

●	continue to qualify as a registered closed-end management investment company under the 1940 Act at all times during each year;

●	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of shares or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (which generally are partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income), or the 90% Income Test; and

●	diversify our holdings so that at the end of each quarter of the taxable year:

●	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

●	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. If we are not able to obtain sufficient cash from other sources to satisfy the Annual Distribution Requirement, we may fail to maintain our tax treatment as a RIC and become subject to corporate-level U.S. federal income taxes on all of our taxable income without the benefit of the dividends-paid deduction.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy (i) the Annual Distribution Requirements and to otherwise eliminate our liability for U.S. federal income and excise taxes and/or (ii) the Diversification Tests. However, under the 1940 Act, we are not permitted in certain circumstances to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement or the Diversification Test may be limited by (a) the illiquid nature of our portfolio and/or (b) other requirements relating to our qualifications as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement or the Diversification Tests, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (b) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (c) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (d) convert lower-taxed long term capital gain into higher-taxed short-term capital gain or ordinary income, (e) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (f) cause us to recognize income or gain without a corresponding receipt of cash, (g) adversely affect the time as to when a purchase or sale of shares or securities is deemed to occur, (h) adversely alter the characterization of certain complex financial transactions and (i) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such capital gain or loss generally will be long term or short term, depending on how long we held a particular warrant. Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may hold assets that generate such income and provide services that generate such fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay U.S. federal corporate income tax on their earnings, which ultimately will reduce our return on such income and fees.

A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may, for tax purposes, have aggregate taxable income for several years that we are required to distribute and that is taxable to shareholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, a shareholder may receive a larger capital gain distribution than it would have received in the absence of such transactions.

Failure to Maintain our Qualification as a RIC

If we are unable to qualify for tax treatment as a RIC, and if certain remedial provisions are not available, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our shareholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate shareholders would be eligible to claim a dividends received deduction with respect to such distributions; non-corporate shareholders would be able to treat such dividend income as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to requalify as a RIC in a subsequent year we may be subject to regular corporate tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.

The remainder of this discussion assumes that we will maintain our qualification as a RIC and will satisfy the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions paid by us to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and will be eligible for a maximum U.S. federal income tax rate of 20%. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains (currently at a maximum U.S. federal income tax rate of 20%) in the case of individuals, trusts or estates, regardless of the U.S. shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of our earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder. U.S. shareholders receiving distributions in the form of additional Shares purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash distributions will receive, and should have a cost basis in the shares received equal to such amount. A U.S. shareholder receiving a distribution in newly issued Shares will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. shareholder will be required to include its share of the deemed distribution in income as if it had been distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal its allocable share of the tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for their shares. If the amount of tax that U.S. shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain, such excess generally may be claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for U.S. federal income tax. A shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

We may distribute taxable dividends that are payable in part in our Shares. In accordance with certain applicable provisions of the Code and the Treasury regulations and Tax revenue procedure issued by the IRS, a RIC may treat a distribution of its own shares as fulfilling the RIC distribution requirements if each shareholder may elect to receive his or her entire distribution in either cash or shares of the RIC, subject to a limitation that the aggregate amount of cash to be distributed to all shareholders must be at least 20% of the aggregate declared distribution. If too many shareholders elect to receive cash, each shareholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in shares). In no event will any shareholder, electing to receive cash, receive less than 20% of his or her entire distribution in cash. If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the dividend paid in shares will be equal to the amount of cash that could have been received instead of shares. Taxable shareholders receiving such dividends will be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. shareholder may be required to pay tax with respect to such dividends in excess of any cash received.

For purposes of determining (a) whether the Annual Distribution Requirement is satisfied for any year and (b) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of that year, will be treated as if it had been received by our shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases our Shares shortly before the record date of a distribution, the price of the Shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A U.S. shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of their Shares. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held their Shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss.

In general, individual U.S. shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain, (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year), including a long-term capital gain derived from an investment in our Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We or the applicable withholding agent will send to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

Individuals with modified adjusted gross incomes in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment incomes,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses).

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. shareholder (a) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (b) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s U.S. federal income tax liability and may entitle such shareholder to a refund, provided that proper information is timely provided to the IRS.

For any period that we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, U.S. shareholders that are individuals, trusts or estates will be taxed as though they received a distribution of some of our expenses. A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. We anticipate that we will not qualify as a publicly offered RIC immediately after this offering and there is no certainty that we will qualify as such in the future. For any period that we are not a publicly offered RIC, a U.S. non-corporate shareholder’s allocable portion of our affected expenses will be treated as an additional distribution to the shareholder and will be deductible by such shareholder only to the extent permitted under the limitations described below. For U.S. non-corporate shareholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC. In particular, these expenses, which are “miscellaneous itemized deductions,” are currently not deductible by individuals (and beginning in 2026, will be deductible only to the extent they exceed 2% of such a shareholder’s adjusted gross income), and are not deductible for alternative minimum tax purposes.

Taxation of Non-U.S. Shareholders

Whether an investment in the Shares is appropriate for a Non-U.S. shareholder will depend upon that person’s particular circumstances. Non-U.S. shareholders should consult their tax advisors before investing in our Shares.

Distributions of our “investment company taxable income” to Non-U.S. shareholders will be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable treaty) unless certain exceptions apply. We or the applicable withholding agent generally are not required to withhold any amounts with respect to certain distributions of (i) U.S. source interest income, and (ii) net short term capital gains in excess of net long term capital losses, in each case to the extent we properly report such distributions as “interest-related dividends” or “short-term capital gain dividends” and certain other requirements were satisfied. No certainty can be provided that any of our distributions will be reported as eligible for this exception. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. shareholder, we will not be required to withhold federal tax if the Non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisors.

Actual or deemed distributions of our net capital gains to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale of our Shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the U.S. or, in the case of an individual Non-U.S. shareholder, the shareholder is present in the U.S. for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of our Shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. shareholder provides us or the distribution paying agent with an IRS Form W-8BEN, W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

An investment in shares by a non-U.S. person may also be subject to U.S. estate tax. Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, U.S. estate tax and state, local and foreign tax consequences of an investment in the Shares.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the U.S. to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While existing U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not FFIs unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a shareholder and the status of the intermediaries through which it holds its units, a shareholder could be subject to this 30% withholding tax with respect to distributions on our Shares and proceeds from the sale of our Shares. Under certain circumstances, a Non-U.S. shareholder might be eligible for refunds or credits of such taxes.

DESCRIPTION OF OUR SECURITIES

This prospectus contains a summary of our Shares and is not meant to be a complete description. However, this prospectus and any future prospectus supplement will contain the material terms and conditions for each security sold thereunder. The following description is based on relevant portions of Delaware law and on our Declaration of Trust.

Shares

We are authorized to issue an unlimited number of Shares under our Declaration of Trust. There is currently no market for our Shares, and we do not expect that a market for our Shares will develop in the future. No Shares have been authorized for issuance under any equity compensation plans. Under Delaware law, our shareholders generally will not be personally liable for our debts or obligations.

Our Declaration of Trust, which has been filed with the SEC, permits the Company to issue an unlimited number of full and fractional shares of beneficial interest, no par value. The fees and expenses for the Company are set forth in “Fees and Expenses.”

Holders of Shares will be entitled to the payment of distributions when, as and if declared by the Board. As we focus on making primarily capital gains-based investments in equity securities, we do not anticipate that we will pay distributions on a quarterly basis or become a predictable distributor of distributions. We intend to distribute substantially all of our capital gains and net income on an annual basis. Unless the registered owner of Shares elects to receive cash, all distributions declared on shares will be automatically reinvested for shareholders in additional shares of the same class of the Company. See “Distribution Reinvestment Policy.” The 1940 Act may limit the payment of distributions to the holders of Shares.

Each whole Shares shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Company, after paying or adequately providing for the payment of all liabilities of the Company, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Company among its shareholders. The Shares are not liable to further calls or to assessment by the Company. There are no pre-emptive rights associated with the Shares. The Declaration of Trust provides that the Company’s shareholders are not liable for any liabilities of the Company. Although shareholders of an unincorporated statutory trust established under Delaware law, in certain limited circumstances, may be held personally liable for the obligations of the Company as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Company generally will not issue share certificates. The Company’s transfer agent will maintain an account for each shareholder upon which the registration of Shares are recorded, and any transfers to the extent permitted, will be reflected by bookkeeping entry, without physical delivery. The transfer agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Under our Declaration of Trust, we have agreed to indemnify, to the fullest extent authorized by the relevant portions of Delaware law, any person who was or is involved in any actual or threatened action, suit, or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our trustees or officers or is or was serving at our request as a trustee or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding, except in cases in which the indemnitee did not act in good faith with the reasonable belief that his or her conduct was in, or not opposed to, the best interest of the Company or the indemnitee’s conduct constituted gross negligence, bad faith, reckless disregard, or willful misconduct. Our Declaration of Trust also provides for the advancement of expenses incurred by a trustee or officer in advance of a final disposition of a proceeding, upon the receipt of an undertaking by or on behalf of the trustee or officer to repay all amounts so advanced in the event it is ultimately determined that he or she is not entitled to indemnification. In addition, our Declaration of Trust provides that our trustees will not be personally liable for monetary damages to us for acts or omissions performed or omitted in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of authority conferred by the Declaration of Trust or by law, except for any such loss, damage or claim incurred by reason of gross negligence or bad faith with respect to such acts or omissions. So long as we are regulated under the 1940 Act, the above indemnification, advancement of expenses, and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not include in its certificate of incorporation a provision that would protect a trustee or officer against liability to it or its shareholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law provides that the indemnification and advancement of expenses permitted under the law shall not be deemed exclusive of any other rights to which the trustees and officers may be entitled under the corporation’s charter, any agreement, a vote of shareholders, or otherwise. Our Declaration of Trust similarly provides that the indemnification and advancement of expenses provided for in the Declaration of Trust shall not be deemed exclusive of any other rights to which a trustee or officer seeking indemnification or advancement of expenses may be entitled under any law, agreement, vote of the shareholders or disinterested trustees, or otherwise.

Our Declaration of Trust permits us to secure insurance on behalf of any person who is or was or has agreed to become a trustee or officer of the Company or is or was serving at our request as a trustee or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the relevant portions of Delaware law would permit indemnification. We have obtained liability insurance for our officers and trustees.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Declaration of Trust provides that the number of trustees shall be no less than one, and the number of trustees may be fixed from time to time by a written instrument signed, or by resolution approved at a duly constituted meeting, by a majority of the Board. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until his or her death, resignation, removal or until such Trustee is declared bankrupt or incompetent by a court of appropriate jurisdiction. Any vacancy on the Board, however the vacancy occurs, including a vacancy due to an enlargement of the Board, may only be filled by the Board, provided that a quorum is then in office and present, or by a majority of the trustees then in office, if less than a quorum, or by the sole remaining Trustee, or by the shareholders at any meeting of shareholders called by the Board for that purpose. Each Trustee will hold office until his or her successor has been appointed pursuant to the Declaration of Trust. The shareholders may elect trustees, including filling any vacancies in the Board, at any meeting of shareholders called by the Board for that purpose.  A meeting of shareholders for the purpose of electing one or more trustees may be called by the Board. Subject to the express terms of any series or class of preferred shares, shareholders have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder. The Declaration of Trust provides that any Trustee may be removed by action of a majority of the then trustees at a duly constituted meeting with or without cause.

Action by Shareholders

The Declaration of Trust provides that shareholder action can be taken only at a meeting of shareholders or by unanimous written consent in lieu of a meeting. Except when a larger quorum is required by applicable law or by the Declaration of Trust, thirty-three and one-third percent (33-1/3%) of the Shares present in person or represented by proxy and entitled to vote at a shareholders meeting shall constitute a quorum at such meeting.  When a separate vote by one or more classes is required, thirty-three and one-third percent (33-1/3%) of the shares of each such series or class present in person or represented by proxy and entitled to vote shall constitute a quorum at a shareholders’ meeting of such series or class of shares. Subject to the 1940 Act or a provision of the Declaration of Trust specifying a greater or lesser vote requirement, (1) in all matters other than the election of trustees, the affirmative vote of the majority of votes cast at a shareholders’ meeting at which a quorum is present shall be the act of the shareholders; (2) trustees shall be elected by a plurality of the votes cast at a shareholders’ meeting at which a quorum is present.

Amendment of Declaration of Trust

Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the Board may amend the Declaration of Trust without any vote of shareholders, unless shareholder approval is required by applicable law or by the Declaration of Trust.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting shareholders to demand and receive the fair value of their shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Declaration of Trust provides that Shares shall not entitle shareholders to appraisal rights.

Conflict with Applicable Laws and Regulations

The Declaration of Trust provides that its provisions are severable, and if the Board determines that any of such provisions are in conflict with the 1940 Act, the Code, the Delaware Statutory Trust Law, or with other applicable laws and regulations, the conflicting provision shall be deemed not to have constituted a part of the Declaration of Trust from the time when such provisions became inconsistent with such laws or regulations; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or render invalid or improper any action taken or omitted prior to such determination.

Anti-Takeover Measures

The limitations on removal of trustees and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our Declaration of Trust also provides that:

●	any action which may be taken at any meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing setting forth the action so taken is signed by the holders of shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted; and

●	special meetings of the shareholders may be called by the president or the treasurer or by two or more trustees, sufficient notice thereof being given to each trustee by the secretary or an assistant secretary or by the officer or the trustees calling the meeting.

Under our Declaration of Trust, in all matters other than the election of trustees, the affirmative vote of the majority of votes cast at a shareholders’ meeting at which a quorum is present shall be the act of the shareholders, and trustees shall be elected by a plurality of the votes cast at a shareholders’ meeting at which a quorum is present. In addition, under our Declaration of Trust, the affirmative vote of the holders of a majority of our Shares then outstanding and entitled to vote in the election of trustees, voting together as a single class, will be required to amend or repeal the provisions of our Declaration of Trust where shareholder approval is required. Our Declaration of Trust also permits our Board to amend or repeal our Declaration of Trust by a majority vote.

Exclusive Forum and Jury Trial Waiver

The Declaration of Trust provides that, each Trustee, each officer, each shareholder and each person beneficially owning an interest in a Share of the Company (whether through a broker, dealer, bank, trust company or clearing corporation or an agent of any of the foregoing or otherwise), to the fullest extent permitted by law, including but not limited to Section 3804(e) of the Delaware Statutory Trust Act, (i) irrevocably agrees that any claims, suits, actions or proceedings arising out of or relating in any way to the Company or its business and affairs, the Delaware Statutory Trust Act or this Declaration of Trust or asserting a claim governed by the internal affairs (or similar) doctrine (including, without limitation, any claims, suits, actions or proceedings to interpret, apply or enforce (A) the provisions of this Declaration of Trust, or (B) the duties (including fiduciary duties), obligations or liabilities of the Company to the shareholder or the trustees, or of officers or the trustees to the Trust, to the shareholders or each other, or (C) the rights or powers of, or restrictions on, the Trust, the officers, the trustees or the shareholders, or (D) any provision of the Delaware Statutory Trust Act or other laws of the State of Delaware pertaining to trusts made applicable to the Company pursuant to Section 3809 of the Delaware Statutory Trust Act, if any, or (E) any other instrument, document, agreement (including, without limitation, any investment management agreement) or certificate contemplated by any provision of the Delaware Statutory Trust Act or the Declaration of Trust relating in any way to the Company shall be exclusively brought, unless the Company, in its sole discretion, consents in writing to an alternative forum, in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Delaware with subject matter jurisdiction. This exclusive forum selection provision in our Declaration of Trust does not apply to claims arising under the federal securities laws, including the Securities Act and the Exchange Act.

There is uncertainty as to whether a court would enforce such a provision, and investors cannot waive compliance with the federal securities laws and the rules and regulations thereunder. In addition, this provision may increase costs for shareholders in bringing a claim against us or our directors, officers or other agents. Any investor purchasing or otherwise acquiring our Shares is deemed to have notice of and consented to the foregoing provision.

The exclusive forum selection provision in our Declaration of Trust may limit our shareholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or other agents, which may discourage lawsuits against us and such persons. It is also possible that, notwithstanding such exclusive forum selection provision, a court could rule that such provision is inapplicable or unenforceable.

The Declaration of Trust also includes an irrevocable waiver of the right to trial by jury in all such claims, suits, actions and proceedings. Any person or entity purchasing or otherwise acquiring any common shares shall be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, and to have waived any and all right to trial by jury in connection with any such action or proceeding. Alternatively, if a court were to find the exclusive forum provision or the jury trial waiver provision to be inapplicable or unenforceable in an action, Company may incur additional costs associated with resolving such action in other jurisdictions or in other manners, which could have a material adverse effect on the Company’s business, financial condition and results of operations.

Notwithstanding any of the foregoing, the Company and any investor in the Company cannot waive compliance with any provision of the U.S. federal securities laws and the rules and regulations promulgated thereunder.

PLAN OF DISTRIBUTION

We are offering on a continuous basis up to $50,000,000 worth of Shares at the Initial Offering Price during the Initial Offering Period. After the Initial Offering Period, our Shares will be offered at NAV, as determined on a monthly basis by the Board. To the extent our NAV per Share increases above the Initial Offering Price during the Initial Offering Period, we will adjust the offering price to ensure that our Shares are not sold below NAV, as required by the 1940 Act. Additionally, we may adjust the Initial Offering Price to the extent the valuation of our underlying portfolio companies changes significantly, as described in further detail under “Determination of Net Asset Value.” We do not otherwise expect our Board to adjust the offering price during the Initial Offering Period. The minimum amount of an initial purchase is $1,000. The minimum subsequent purchase amount is $240.

You should consider an investment in us to be a long-term investment and you will likely pay a premium over NAV for your Shares during the Initial Offering Period. Venture stage companies, like the companies we intend to invest in, often require several years to appreciate in value and may not appreciate at all. However, we will incur expenses related to our operations from the outset. Therefore, we expect that our NAV will decrease based on the ratio of operating expenses compared to capital raised, until we begin to realize a return on our investments. As such, if we were to sell our shares at NAV, rather than the Initial Offering Price, during the Initial Offering Period, early investors in us would experience dilution in the value of their shares as our expenses drive down our NAV, as compared to later investors who could take advantage of the lower offering price to avoid expense related to our operations. In contrast, we believe that the fixed Initial Offering Price during the Initial Offering Period will help ensure that all investors during the Initial Offering Period share ratably in the initial offering expenses. Notably, investors will likely pay a premium over NAV when purchasing Shares, which premium may be more significant as our operating expenses drive NAV down during the Initial Offering Period. However, any difference between Initial Offering Price and NAV is expected to represent that investor’s proportionate coverage of fund operating expenses retroactive to the launch of the Company. We believe that the fixed Initial Offering Price during the Initial Offering Period, subject to any adjustment to ensure we are not selling our Shares below NAV, is an essential feature of our Access Fund model to ensure that investors are paying their proportionate share of the initial operating costs and to avoid diluting the Shares of early investors.

We schedule monthly closings on Account Applications (as defined below) received and accepted by us. Potential investors may submit Account Applications on the Company’s website at any time during the calendar month, but such Account Applications will not become binding on the investor or the Company until after Closing (as defined below). On the last day of the calendar month, applications for that month will be closed. After applications for that month are closed, our Board will determine the Company’s net asset value as of the last calendar day of the month and investors will be given 48-hours to opt in to the investment in accordance with the procedures described below. If an investor opts in to the investment within the 48-hour period, funds will be withdrawn from the investor’s bank account (provided in the Account Application) and shares will be issued (the “Closing”). For more information, see “—Purchasing Shares” below.

We intend to market our Shares directly to retail investors and investment advisors using digital and non-digital marketing channels. We believe that our Access Fund model, which is designed to provide retail investors access to investments in venture stage companies, will provide an attractive investment opportunity for retail investors, and their investment advisors, who are interested in investing in venture capital but were previously excluded from such investments because they do not qualify as “accredited investors” or “qualified institutional buyers” under the Securities Act. We believe modern digital market channels, such as social media, email and search engine marketing, will provide us a platform to reach a significant number of potential investors with less cost than traditional distribution methods.

The Company has engaged Foreside, located at 3 Canal Plaza, Suite 100, Portland, ME 04101, to serve as the Company’s “principal underwriter” within the meaning of the 1940 Act. The Company’s Shares will be offered on the Company’s website on a best efforts basis, and Foreside is not obligated to sell any certain number of Shares.

The Company will pay the Distributor a one-time initial service and implementation fee of $5,000, which includes fees for consulting related to industry practices, products and dealers. The Company will also pay an ongoing quarterly asset-based fee at an annualized rate of 0.01% of total assets, subject to a minimum annual fee of $10,000. The Company will also pay a fee to the Distributor for review of the Company’s advertising and marketing materials, including $125 per communication piece for the first 10 pages (minutes if audio or video) and $10 for each page thereafter (or $600 per communication piece requiring 24 hour expedited review for the first 10 pages (minutes if audio or video); $25 per page thereafter).

Purchasing Shares

Our Shares will be distributed directly from our website http://zellcapital.com. Shares will not be offered on an exchange. In order to purchase shares, an investor must first complete an account application (an “Account Application”) on our website http://zellcapital.com. Investors may complete an Account Application at any time during the calendar month (which can either by completed on the Company’s website or in the case of entities only, mailed directly to the transfer agent), but the Account Application is not binding on either the investor or the Company until the Closing and no funds will be withdrawn from the investor’s bank account until Closing. Upon receipt of a completed Account Application, the transfer agent will establish an account for that investor. The Company reserves the right to reject any application. Please note that if any information is missing, your Account Application will be returned, and your account will not be opened.

For a business, nonprofit organization or a trust, the investor must complete an entity only application, also available from the Company’s website. Entities may either submit their Account Application on the Company’s website or mail the application directly to the transfer agent.

For any Account Applications received during a calendar month, the Company will send an email (at the email address listed in the Account Application) within five business days of the last day of the calendar month notifying the investor of the Company’s then-current net asset value, the Initial Offering Price and notifying the investor that they have 48-hours to affirmatively opt in to the investment (either through email or phone call to the transfer agent, in accordance with the instructions provided in the email). The Company will also provide in the email a firm deadline (date and time) by which all responses must be received to be accepted for the Closing. Once an investor notifies the transfer agent of his or her intent to opt in to the investment, funds will be withdrawn from the investor’s bank account (provided in the Account Application) and the corresponding number of Shares will be distributed to the investor. Shares will be issued based on the Initial Offering Price during the Initial Offering Period. After the Initial Offering Period, shares will be issued based on the net asset value, as determined on a monthly basis by the Board. At that time, the sale of Shares would have occurred (in each case no more than 48-hours from the Board’s determination of the Company’s net asset value) and the sale becomes binding on the investor and the Company. If an investor does not opt in to the investment within the allotted time, no funds will be withdrawn and the investor’s online account will be closed.

The foregoing procedures, which will be displayed prominently on our website at http://zellcapital.com, will also apply to subsequent investments by investors.

By the Internet

Payment for Shares purchased online may be made only through an Automatic Clearing House (“ACH”) debit of the investor’s bank account of record. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions. In order to conduct subsequent transactions online, investors will need their account number, username and password, which will be provided after the investor completes their Account Application.

You should be aware that there may be delays, malfunctions or other inconveniences associated with online transactions. There also may be times when the website is unavailable for the Company’s transactions or other purposes.

The Company employs procedures to confirm that transactions entered through the internet are genuine. These procedures include passwords, encryption and other precautions reasonably designed to protect the integrity, confidentiality and security of shareholder information. The Company and their transfer agent will not be responsible for any loss, liability or expense for any fraudulent or unauthorized instructions entered via the internet.

By Mail

An entity may submit its Account Application by mailing the application to:

Regular Mail	Overnight or Express Mail
Zell Capital	Zell Capital
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

Upon receipt of the completed Account Application, the transfer agent will create an investor account for that entity. However, receipt of the Account Application is not binding on either the investor or the Company until Closing, in compliance with the procedures discussed under “—Purchasing Shares” above.

The Company does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box does not constitute receipt by the Transfer Agent. Receipt is determined at the time the order is received at the Transfer Agent’s offices.

Payment for shares purchased by mail may be made by wire transfer. The account number associated with the investor’s Account Application will be required as part of the instructions that should be provided to an investor’s bank to send the wire. An investor’s bank must include both the name of the Company, the account number, and the investor’s name so that monies can be correctly applied. Wired funds must be received prior to the Company’s firm deadline (date and time) that will be provided in an email (discussed under “Purchasing Shares” above) in order to be eligible to purchase shares in connection with the Closing.

The transfer agent will charge a $25.00 fee against an investor’s account, in addition to any loss sustained by the Company, for any payment that is returned.

By Wire — Initial Investment

If you wish to wire money to make an investment in the Company, please call the Company at 1-888-484-1944 for wiring instructions and to notify the Company that a wire transfer is coming.

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

Credit: U.S. Bancorp Fund Services, LLC

Account # 182381557848

Further Credit:

(name of Fund to be purchased)

(shareholder registration)

(shareholder account number)

Wired funds must be received prior to the Company’s firm deadline (date and time) that will be provided in an email (discussed under “Purchasing Shares” above) in order to be eligible to purchase shares in connection with the Closing. The Company and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities will be held under a custody agreement by U.S. Bank, N.A. The address of the custodian is 1555 North River Center Drive, Suite 302, Milwaukee, Wisconsin, 53212, telephone number: (513) 632-4234. U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services will act as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is P.O. Box 701 Milwaukee, Wisconsin 53201-0701.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we intend to generally acquire and dispose of our investments in privately negotiated transactions, we do not currently intend to utilize a broker-dealer to distribute our securities but we may do so in the future. To the extent we do use brokers, subject to policies established by our Board, we will not execute transactions through any particular broker or dealer, but seek to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available if we determine in good faith that such commission is reasonable in relation to the services provided.

AML

In compliance with the USA Patriot Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you must supply your full name, date of birth, social security number and permanent street address. I~~f~~ you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Please contact the Transfer Agent at 1-888-484-1944 if you need additional assistance when completing your Application.

If we do not have a reasonable belief of the identity of a customer, the account will be rejected, or the customer will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received.

LOST SHAREHOLDERS, INACTIVE ACCOUNTS AND UNCLAIMED PROPERTY

It is important that the Funds maintain a correct address for each investor. An incorrect address may cause an investor’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the investor or rightful owner of the account. If the Funds are unable to locate the investor, then they will determine whether the investor’s account can legally be considered abandoned. Accounts may be transferred to the state government of an investor’s state of residence if no activity occurs within the account during the “inactivity period” specified in the applicable state’s abandoned property laws, which varies by state. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The investor’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at 1-888-484-1944 at least annually to ensure your account remains in active status.

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888-484-1944 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

SIGNATURE GUARANTEES

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, if ownership is being changed on your account.

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund(s) and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

LEGAL MATTERS

Certain legal matters will be passed upon for us by Eversheds Sutherland (US) LLP, Washington, DC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been selected as our independent registered public accountant.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and our securities being offered by this prospectus.

We maintain a website at http://zellcapital.com and will make all of our annual, semi-annual and quarterly reports and proxy statements and other information available, free of charge, on or through our website. Information on our website is not incorporated into or part of this prospectus and should not be relied upon as such. You may also obtain such information free of charge by contacting us in writing at 175 S. Third, Suite 200, Columbus, Ohio 43215, Attention: Investor Relations.

PRIVACY NOTICE

We appreciate your business and the trust you have placed in us. Our privacy philosophy reflects the value of your trust. We are committed to protecting the personal data we obtain about you. On behalf of Zell Capital, we make the following assurance of your privacy.

Not Using Your Personal Data for our Financial Gain

Zell Capital has never sold shareholder information to any other party, nor have we disclosed such data to any other organization, except as permitted by law. We have no plans to do so in the future. We will notify you prior to making any change in this policy.

How We Do Use Your Personal and Financial Data

We use your information primarily to complete your investment transactions. We may also use it to communicate with you about other financial products that we offer.

The Information We Collect About You

You typically provide personal information when you complete a Zell Capital account application or when you request a transaction that involves Zell Capital, either directly or through a brokerage firm. This information may include your:

●	Name, address and phone numbers

●	Social security or taxpayer identification number

●	Birth date and beneficiary information (for IRA applications)

●	Basic trust document information (for trusts only)

●	Account balance

●	Investment activity

How We Protect Your Personal Information

As emphasized above, we do not sell information about current or former shareholders or their accounts to third parties. We occasionally share such information to the extent permitted by law to complete transactions at your request, or to make you aware of related financial products that we offer. Here are the details:

●	To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals, or groups that are not affiliated with Zell Capital. For example, if you ask to transfer assets from another financial institution to Zell Capital, we will need to provide certain information about you to that company to complete the transaction.

●	In certain instances, we may contract with non-affiliated companies to perform services for us, such as processing orders for share purchases and repurchases and distribution of shareholder letters. Where necessary, we will disclose information about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities (in the case of shareholder letters, only your name and address) and only for that purpose. We require these third parties to treat your private information with the same high degree of confidentiality that we do.

●	Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example, to protect your account from fraud).

How We Safeguard Your Personal Information

We restrict access to your information to those Zell Capital representatives who need to know the information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your personal information.

Purchasing Shares of the Fund through Brokerage Firms

Zell Capital shareholders may purchase their shares through brokerage firms. Please contact those firms for their own policies with respect to privacy issues.

What You Can Do

For your protection, we recommend that you do not provide your account information, user name, or password to anyone except a Zell Capital representative as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

We’ll Keep You Informed

If we change our privacy policy with regard to disclosing your confidential information, we are required by law to notify you and provide you with a revised notice. You can access our privacy policy from our website.

ZELL CAPITAL

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Zell Capital:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Zell Capital (the “Fund”), as of March 12, 2021, the related statement of operations for the period from June 26, 2020 (date of organization) through March 12, 2021, and the related notes (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 12, 2021 and the results of its operations for the period from June 26, 2020 (date of organization) through March 12, 2021, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of Zell Capital since 2020.

Columbus, Ohio

March 17, 2021

Zell Capital

Statement of Assets and Liabilities

March 12, 2021

Assets
Cash	$298,525
Deferred offering costs	264,328
Total assets	$562,853

Liabilities
Offering costs payable	$183,329
Organizational costs payable	198,525
Payable to Providence Holdings	80,999
Total liabilities	$462,853

Net assets	$100,000

Net assets are comprised of:
Paid-in capital	$298,525
Total distributable earnings	(198,525)
Net assets	$100,000

Net assets	$100,000
Shares outstanding	14,926.250
Net asset value per share	$6.70

See accompanying notes to financial statements.

Zell Capital

Statement of Operations

For the Period from June 26, 2020 (date of organization) through March 12, 2021

Expenses
Organizational costs	$198,525
Total expenses	$198,525

Net investment loss	$(198,525)

See accompanying notes to financial statements.

Zell Capital

Notes to Financial Statements

For the Period from June 26, 2020 (date of organization) through March 12, 2021

1. Organization

Zell Capital (the “Fund”), was organized on June 26, 2020 as a statutory trust under the laws of the state of Delaware. The Fund is an internally managed registered closed-end management investment company that intends to operate as an “Access Fund.” As an internally managed company, the Fund is managed by its executive officers under the supervision of the Board of Trustees (“Board”) and the Fund does not depend on an external investment adviser. The Fund seeks to maximize long-term total return principally by seeking capital gains in its equity investments and secondarily through ordinary income from debt and debt-like investments. The Fund will invest principally in equity securities, including common equity and preferred equity, and to a lesser extent in alternative financing strategies such as convertible debt and preferred shares in connection with revenue sharing agreements. Because most of the companies in which the Fund will invest will be private, early stage start-up companies that are highly speculative and whose securities are illiquid, an investment in the shares of the Fund involves substantial risk. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund has had no operations to date other than matters relating to its organization and offering as a closed-end management investment company under the 1940 Act. To date, the capital contributions to the Fund resulted in the issuance of 14,926.25 shares of beneficial interest (“Shares”) of the Fund at an aggregate purchase price of $298,525. William Zell, an affiliate of the Fund, is an initial investor and owns 0.33% of the outstanding Shares of the Fund. William Zell is the Chief Executive Officer or the Fund and Chairman of the Board. Zell Access Innovation, LLC, an affiliate of the Fund, is an initial investor and owns 4.20% of the outstanding Shares of the Fund. William Zell is the sole owner of Zell Access Innovation, LLC. Gravity Investments is an unaffiliated initial investor and owns 50.25% of the outstanding Shares of the Fund.

2. Summary of Significant Accounting Policies

Basis of Presentation

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services – Investment Companies.” The accompanying financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and are stated in United States (“U.S.”) dollars. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in these financial statements. Actual results could differ from those estimates. A statement of changes in net assets and financial highlights have not been presented because the Fund has not commenced operations other than matters relating to its organizational and offering as a closed-end management investment company under the 1940 Act.

Cash and Cash Equivalents

Cash and cash equivalents include cash on hand, cash held in banks and highly liquid investments with original maturities of three or fewer months.  There were no cash equivalents as of March 12, 2021.

Zell Capital

Notes to Financial Statements (continued)

 For the Period from June 26, 2020 (date of organization) through March 12, 2021

2. Summary of Significant Accounting Policies (continued)

Share Offering

Subject to registration, the Fund will offer on a continuous basis up to $50,000,000 worth of Shares at an initial offering price of $20.00 per share for up to the first eighteen months of the offering or until the Fund has raised $25.00 million, whichever is sooner.

Organization and Offering Costs

Organization costs are expensed as incurred.  Organization costs consist of costs incurred to establish the Fund and enable it legally to do business.  Offering costs include registration fees and legal fees regarding the preparation of the initial registration statement. Offering costs are accounted for as deferred costs until Shares of the Fund are offered to the public. Offering costs are then amortized over the first twelve months of operations on a straight-line basis. The total amount of the offering costs incurred by the Fund is estimated to be approximately $264,328. Some of the offering costs incurred were initially paid by Providence Holdings on behalf of the Fund and will be recouped by Providence Holdings upon commencement of operations of the Fund. Offering costs paid by Providence Holdings through March 12, 2021 are $80,999, and are included in the payable to Providence Holdings on the Statement of Assets and Liabilities. Providence Holdings, an affiliate of the Fund, has agreed to pay $66,854 of the Fund’s organizational costs. The Fund is not obligated to repay the organizational costs paid by Providence Holdings.

Income Taxes

The Fund intends to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended, and in conformity with the Regulated Investment Company Modernization Act of 2010. The Fund will not be subject to federal income tax to the extent the Fund satisfies the requirements under Section 851 of the Internal Revenue Code, including distributing substantially all of its investment company taxable income and any net realized capital gains to its shareholders based on the Fund’s fiscal year end of March 31.

In order to avoid imposition of the excise tax on undistributed income applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities on-going analysis of and changes to tax laws, regulations and interpretations thereof.

Zell Capital

Notes to Financial Statements (continued)

 For the Period from June 26, 2020 (date of organization) through March 12, 2021

2. Summary of Significant Accounting Policies (continued)

Indemnifications

Under the Fund’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business, the Fund enters into contracts that contain a variety of representations and that provide general indemnifications. The Fund’s maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the Fund. However, management expects the risk of loss to be remote.

3. Agreements

Administrator

U.S. Bancorp Fund Services, LLC, d/b/a US Bank Global Fund Services (the “Administrator”), will serve as administrator to the Fund.  Under the Administration Agreement by and among the Fund and the Administrator, the Administrator maintains the Fund’s general ledger and is responsible for calculating the net asset value of the Common Shares, and generally managing the administrative affairs of the Fund.

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

U.S. Bank, N.A. will serve as custodian for the Fund. U.S. Bancorp Fund Services, LLC, d/b/a US Bank Global Fund Services will serve together as the Fund’s dividend paying agent, transfer agent and registrar.

Zell Capital

P R O S P E C T U S

, 2021

PART C — OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

The following financial statement of Zell Capital are included in Part A of this Registration Statement.

2. Exhibits

Exhibit Number	Description
(a)(1)	Certificate of Trust of the Registrant. (1)
(a)(2)	Declaration of Trust of the Registrant. (1)
(a)(3)	Amended and Restated Declaration of Trust of the Registrant. (1)
(e)	Distribution Reinvestment Plan of the Registrant. (1)
(h)(1)	Distribution Agreement by and between the Registrant and Foreside Fund Services, LLC. (1)
(j)	Custody Agreement by and between the Registrant and U.S. Bank, National Association. (1)
(k)(1)	Administration Agreement by and between the Registrant and U.S. Bank Global Fund Services. (1)
(k)(2)	Form of Indemnification Agreement. (1)
(l)	Opinion of Richards, Layton & Finger, P.A.*
(n)(1)	Consent of Richards, Layton & Finger, P.A. (incorporated by reference to Exhibit (l) hereto)*
(n)(2)	Consent of Independent Registered Public Accounting Firm.*
(n)(3)	Form of Power Attorney. (1)
(n)(4)	Consent of Eversheds Sutherland (US) LLP.*
(r)	Code of Ethics. (1)

*	Filed herewith.

(1)	Incorporated by reference to Pre-Effective Amendment No. 3 to Registrant's Registration Statement on Form N-2 (File No. 333-237742 and 811-23563) filed on March 19, 2021.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses payable by us in connection with the offering (excluding underwriting discounts and commissions, if any):

SEC registration fee	$6,490
FINRA filing fee	$0
Printing and postage	$3,384
Legal fees and expenses	$254,279
Accounting fees and expenses	$0
Sales and Marketing	$175
Total	$264,328

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

The information contained under the heading “Control Persons and Principal Shareholders” is incorporated herein by reference.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Registrant’s Shares at March 12, 2021:

Title of Class	Number of Record Holders
Shares, no par value per share	7

ITEM 30. INDEMNIFICATION

The Registrant hereby undertakes that it will comply the indemnification provisions of the Declaration of Trust in a manner consistent with Release 40-11330 of the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect. The Registrant maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position. However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Not applicable.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Zell Capital;

(2)	the Transfer Agent, U.S. Bank N.A.; and

(3)	the Custodian, U.S. Bank N.A..

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

(1)

The Registrant undertakes to suspend the offering of shares covered hereby until this prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10.0% from its net asset value as of the effective date of this Registration Statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in this prospectus.

Provided, however, that this paragraph does not apply if the registration statement is filed pursuant to General Instruction A.2. of this Form N-2 to register an offering in reliance on Rule 415 under the Securities Act.

(2)	Registrant undertakes to file a post-effective amendment with certified financial statements showing the initial capital received before accepting subscriptions from more than 25 persons, if the Registrant proposes to raise its initial capital under Section 14(a)(3) of the 1940 Act [15 U.S.C. 80a-14(a)(3)].

(3)	The Registrant hereby undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 497 or Rube 424(b), or other applicable SEC rule under the Securities Act, if, in the aggregate, the changes in volume and price represent no more than 20% changes in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

Provided, however, that paragraphs 4(a)(i), (ii) and (iii) of this section do not apply if the information required be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act of 1934 that are incorporated by reference into the registration statement, or is contained in a form of the prospectus filed pursuant to Rule 497 or Rule 424(b), or other applicable SEC rules under the Securities Act, that is part of the registration statement.

(b) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at the time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser,

(i)	if the Registrant is relying on Rule 430B;

(A)	Each prospectus filed by the Registrant pursuant to Rule 497 or Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 497 or Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x) or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be the initial bona fide offering thereof; provided however, that no statement made in registration statement or prospectus that is part of the registration statement that is part of the registration statement will, as to the a purchase with a time of contract of sale prior to the effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(ii)	if the Registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) or Rule 424(b) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933 [17 CFR 230.430A], shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) That for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(i)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 or Rule 424 under the Securities Act of 1933;

(ii)	any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(iii)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(iv)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	Registrant undertakes that:

(a)	for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act [17 CFR 230.497(h)] shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b)	for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)	The Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference into the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(6)	Request for acceleration of effective date or filing of registration statement becoming effective upon filing. Including the following if acceleration is requested of the effective date of the registration statement pursuant to Rule 461 under the Securities Act, or if a registration statement filed pursuant to General Instruction A.2 of this Form will become effective upon filing with the Commission pursuant to Rule 462(e) or (f) under the Securities Act, and:

(a)	Any provision or arrangement exists whereby the Registrant indemnifies the underwriter or controlling persons of the Registrant against liabilities arising under the Securities Act; or

(b)	The underwriting agreement contains a provision whereby the Registrant indemnifies the underwriter or controlling persons of the underwriter against such liabilities and a director, officer or controlling person of the Registrant is such an underwriter or controlling person thereof or a member of any firm which is such an underwriter; and

(C)	The benefits of such indemnification are not waived by such persons: Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, such to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, in the State of Ohio, on the 10th day of May, 2021.

ZELL CAPITAL

By:	/s/ William L. Zell
William L. Zell
Chief Executive Officer and Chair of the Board

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment No. 4 to the Registration Statement has been signed by the following persons in the capacities indicated on May 10, 2021.

Signature	Date

/s/ William L. Zell	May 10, 2021
William L. Zell

*	May 10, 2021
Michelle Murcia

*	May 10, 2021
R. Jeffrey Young

*	May 10, 2021
Lindsay Karas Stencel

*	Signed by William Zell pursuant to a power of attorney signed by each individual and filed with this Registration Statement on March 19, 2021.